UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-07255

Oppenheimer International Bond Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: September 30

Date of reporting period: 3/31/2018

Item 1. Reports to Stockholders.

Semiannual Report 3/31/2018

OppenheimerFunds®

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Oppenheimer International Bond Fund

Class A Shares

AVERAGE ANNUAL TOTAL RETURNS AT 3/31/18

	6-Month	1-Year	5-Year	10-Year
Class A Shares of the Fund without Sales Charge	3.84%	9.68%	2.26%	3.38%
Class A Shares of the Fund with Sales Charge	1.10	4.47	1.27	2.88
Citigroup Non-U.S. Dollar World Government Bond Index	6.06	12.93	1.36	1.82
JP Morgan Government Bond Index-Emerging Markets Global Diversified	5.30	12.99	-0.67	3.78
JP Morgan Emerging Markets Bond Index Global Diversified	-0.60	4.30	4.69	7.04
Reference Index	4.49	11.22	1.52	3.27

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Fund returns include changes in share price, reinvested distributions, and a 4.75% maximum applicable sales charge except where “without sales charge” is indicated. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. Returns for periods of less than one year are cumulative and not annualized. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800.CALL OPP (225.5677). See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

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Fund Performance Discussion

The Fund’s Class A shares (without sales charge) returned 3.84% during the reporting period, underperforming the Reference Index (“the Index”), a customized weighted index currently comprised of 50% of the Citigroup Non-U.S. Dollar World Government Bond Index, 30% of the JP Morgan Government Bond Index – Emerging Markets Global Diversified, and 20% of the JP Morgan Emerging Markets Bond Index Global Diversified, which returned 4.49%.

MARKET OVERVIEW

Markets continued to rally to close 2017. However, volatility reemerged during the first quarter of 2018. Early gains in January were given back during the remainder of the quarter. Emerging market (EM) fixed income was among the winners as expected, while U.S. Treasury yields continued to increase. The U.S. dollar started 2018 weaker but was fairly stable in the closing weeks of the period.

Global economic data stabilized during the reporting period, above their historical averages after a couple of quarters of momentum gains. The cyclical uptick seen in recent quarters is encouraging with improvements in global investment, trade, and industrial production. Business and consumer confidence are at cyclical highs in many countries. A major change in the outlook was a result of the fiscal stimulus in the U.S., comprising both tax cuts and spending promises. In our view, this stimulus could add to growth over the next two years. First quarter Eurozone data have cooled slightly, but after several quarters of upside surprises, some stabilization is not surprising. The underlying drivers of Eurozone growth are intact and growth should remain around its current trend, in our view. Japan’s unemployment rate hit a 24-year low. Growth expectations remain upbeat in several other countries, including Canada, Australia, Sweden, Eastern Europe and parts of Asia. Economic growth in Latin America continues to be led by Brazil.

The U.S. economy continued to perform well. This year, Gross Domestic Product (GDP) growth is expected to be around 3%, significantly exceeding the 2% trend growth of this expansion. Private consumption, the driving force of the economy in recent years, has been growing at a stable rate. Additionally, business fixed investment has gained momentum in recent months and has been broadening across sectors. With increasingly less slack in the economy, strong profits, and the corporate tax cuts, we believe investment should support growth and productivity improvements. Headwinds from international trade turned into tailwinds as lagged effects from earlier U.S. dollar strength diminishes. In fact, U.S. dollar weakness typically leads to increased global growth

3        OPPENHEIMER INTERNATIONAL BOND FUND

momentum.

In summary, the expansion continues as the economy is nearing the Federal Reserve’s (the Fed) dual mandate of full employment and price stability. On the inflation front, the negative surprises of the past year are behind us, and underlying inflation is converging towards the Fed’s 2% target. The Fed is on track to deliver three to four rate hikes in 2018, and the first hike was delivered in March 2018. On February 5, Chairman Powell was installed as the new head of the Federal Reserve. Under his leadership the Federal Open Market Committee (FOMC) signaled that the Fed will remain cautious and will tighten policy gradually, giving comfort to the markets. So far the Fed’s hiking cycle has been orderly.

International economic and geopolitical concerns resurfaced during the reporting period and caused some market turbulence. Trade issues were front and center, but beyond the rhetoric, actual measures that were implemented thus far were not of major economic significance. The risk remains that the trade rhetoric and actions escalate, but this is not our baseline case. Tensions in the Middle East are worth watching in the coming quarter.

The Bloomberg Barclays U.S. Aggregate Bond Index finished the six-month reporting period with a negative return of 1.08%, largely due to underperformance across U.S. credit primarily in corporates. With the euro, Japanese yen, and the British pound rallying, the Citigroup Non-U.S. Dollar World Government Bond Index gained 6.06%.

The U.S. dollar (USD) generally weakened during the reporting period. Major foreign exchange (FX) moves included Japanese yen (JPY), British pound (GBP), euro (EUR), and Norwegian krone (NOK). These currencies rallied on the continuation of a favorable view on growth and stable political environments.

EM currencies rallied as well, with the South African rand leading the way with an 18.7% return, following the resignation of Jacob Zuma and Cyril Ramaphosa’s consequent ascendency to president. The Malaysian ringgit (MYR) returned 11.2% due to strong economic activity with full year 2017 GDP at 5.9%. The Mexican peso returned 4.4% due to stable growth and less uncertainty regarding NAFTA negotiations.

Global government bond market performance was mixed, with 10-Year U.S. Treasury yields closing 41 basis points (bps) higher than at the beginning of the period at 2.74% and Japanese, Canadian and German yields remaining in a narrower range. Yields in the United Kingdom were essentially flat during the time. In EM, yields were mixed with Mexico 10-year yields widening by 45 bps and Brazil 10-year yields tightening by 23 bps.

FUND REVIEW

The Fund invests in three major risk categories, or levers – interest rates (typically government bonds), currencies (FX), and

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credit (corporate bonds and other fixed-income instruments containing credit risk). FX and rates detracted from the Fund’s relative performance this reporting period, whereas credit contributed positively to relative performance.

In FX, the primary detractor was our underweight in the South African rand. An underweight in the Mexican peso also detracted from performance. Top contributors to performance in FX included an underweight position in the Turkish new lira and our position in the British pound. In anticipation of a shift from the strong U.S. dollar regime, we increased our exposure to FX to 71%, which is underweight the Index by 9%.

In rates, top detractors were overweight positions in Mexico and India. Top contributors included Greece and Turkey.

The Fund outperformed the Index in emerging market credit, led by its exposure to Austria and Spain. Emerging market credit experienced volatility over the second half of the period given its duration and the great “trade war” noise. We maintained our tilt toward higher-yielding credits, which have a greater spread against rising rates. We have pared back our overweight in state-owned oil & gas companies selectively on valuations, but our view of these companies is still constructive as they continue to repair their credit profiles and many companies offer an attractive yield advantage over their country’s government bonds. In the meantime, oil prices have rallied.

STRATEGY & OUTLOOK

We expect a further continuation of the global recovery and expansion we have seen since mid-2016:

●	The upswing in global growth has been broad and synchronized, with the U.S., Eurozone, Japan, Canada, Australia, China, and EM benefitting from higher commodities, and recovery from a recession in Brazil.
●	Global growth continues to be both deep and widespread as the majority of countries across both developed and emerging markets grow. U.S. GDP can further accelerate in the short term with the fiscal stimulus and tax reforms.
●	There has been an improvement in the structure of growth. We believe the global economy is poised to improve on the back of high consumer and business confidence. Consumption has stabilized while at the same time, global Purchasing Managers’ Indices (PMIs) and capital expenditure expectations suggest continued momentum.
●	Growth is less reliant on the contribution of easy monetary policy, which is gradually moving from easing to neutral. This growth pick-up is occurring against the backdrop of gradual withdrawal of easy central bank policies, but financial conditions remain supportive in major economies.
●	Commodities were mixed with copper declining and Brent crude rallying based

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on the possibility of OPEC extending its production cuts for 2018.

In addition, in our view, these macroeconomic trends are likely to continue, as the U.S. and Europe continue to improve, and as India and China reach more sustainable growth levels. We further believe that globally, there will be a multitude of fiscal and monetary policy divergences. These divergences may require frequent tactical adjustments to the portfolio, and country and lever selection will take precedence for the next few quarters. We also believe that cycles are likely to be shorter than they have been since the global financial crisis. In our opinion, a decade of easy monetary policy is globally giving way to shorter fiscal, market and monetary cycles.

We believe active tactical management should afford opportunities over the coming year:

●	We continue to believe Brazil will continue to have tighter fiscal policy, but easier monetary policy. Brazil leads Latin America in growth and the recent imprisonment of the former president bodes well for the potential reduction in governmental corruption and reform.
●	In China, a new era dawned during the National People’s Congress in March 2018. President Xi was able to consolidate power and eliminate the two-term limit for president. We believe that the Chinese Communist Party will enact structural reforms in an attempt to make China great by reducing poverty, improving the environment, and upgrading manufacturing technology. The additional financial reforms are an attempt to ensure the Chinese Communist Party’s financial policy is uniformly executed through monetary and regulatory policies. We believe these policies will translate into more deleveraging in the financial sector with additional capacity reduction via closing zombie state-owned enterprises and stricter enforcement of environmental regulations.

●	We favor Mexican rates due to high real yields. We believe the recent uptick in inflation was a result of the currency devaluation over the past year which has now subsided. We do not believe the U.S. wants a confrontation with both China and Mexico over trade at the same time, so the NAFTA negotiations should not result in a full termination of the agreement.
●	We also like Indian rates due to high real yields and decreasing inflation. Inflation has been decreasing because of the positive reforms such as the enactment of the Goods and Services Tax that makes interstate commerce more cost effective and efficient.

In FX, our base case has not changed, but the likelihood of a U.S. dollar bull case has almost all but disappeared. The U.S. tax bill did not have a significant impact on the USD and we strongly believe that growth and, more importantly, growth differentials, will be driving foreign currencies to higher valuations. In the intermediate-term, we expect the U.S. dollar to depreciate. While short-term periods of strength may still occur due to additional

6        OPPENHEIMER INTERNATIONAL BOND FUND

fiscal stimulus, higher U.S. organic growth or higher U.S. real yields, our belief is that the USD will revert to its historical average over time. Based on this, we expect to add to our FX exposure, which currently is at 71%, over the next few quarters depending on valuations. While the bulk of our currency exposure is in the euro and the Japanese yen, we will selectively own high-yielding EM currencies where we see improving fundamentals.

In rates, we continue to see more value in EM duration than in developed markets duration. With uncertain U.S. trade policy, emerging market valuations have oscillated during very short bouts of risk off sentiments. Despite these isolated periods our view of emerging markets remains very constructive. With global growth and world trade on solid footing, we feel that emerging market local debt remains attractive. Given economic and expected monetary policy rates in EM, we are overweight duration in Brazil, India, and Indonesia while underweight duration in

Turkey, Malaysia, and Thailand, relative to the Index. We remain significantly underweight Japanese government bonds and core European bonds compared to the Index.

Looking ahead, while credit fundamentals have improved on stronger global growth, valuations are becoming rich and we expect to reduce our exposure over the next few quarters. We continue to like European financials, which in our view should continue to benefit from an improving domestic economy and the possible rate increase by the European Central Bank. The current deposit rate of -0.40% has been onerous for the banks and any increase could help their balance sheets. We also favor emerging market credit as the emerging markets-developed markets growth differential continues to widen, with a preference for high-quality high-yield sovereigns. We own credit in countries where growth is positive and the particular companies are deleveraging.

Hemant Baijal Portfolio Manager

Wim Vandenhoeck Portfolio Manager

Christopher Kelly Portfolio Manager

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Top Holdings and Allocations

TOP TEN GEOGRAPHICAL HOLDINGS

United States	14.1%
United Kingdom	9.5
Mexico	8.6
India	6.8
Brazil	5.6
Spain	4.6
Russia	4.2
Indonesia	4.2
South Africa	3.9
Argentina	3.0

Portfolio holdings and allocation are subject to change. Percentages are as of March 31, 2018, and are based on total market value of investments. For more current Fund holdings, please visit oppenheimerfunds.com.

REGIONAL ALLOCATION

Portfolio holdings and allocations are subject to change. Percentages are as of March 31, 2018, and are based on the total market value of investments.

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Share Class Performance

AVERAGE ANNUAL TOTAL RETURNS WITHOUT SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	3.84%	9.68%	2.26%	3.38%
Class B (OIBBX)	6/15/95	3.45	8.87	1.51	2.86
Class C (OIBCX)	6/15/95	3.46	8.70	1.51	2.63
Class I (OIBIX)	1/27/12	4.05	9.95	2.71	3.49	*
Class R (OIBNX)	3/1/01	3.71	9.24	1.99	3.04
Class Y (OIBYX)	9/27/04	3.97	9.76	2.52	3.66

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE AS OF 3/31/18

	Inception Date	6-Month	1-Year	5-Year	10-Year
Class A (OIBAX)	6/15/95	-1.10%	4.47%	1.27%	2.88%
Class B (OIBBX)	6/15/95	-1.55	3.87	1.16	2.86
Class C (OIBCX)	6/15/95	2.46	7.70	1.51	2.63
Class I (OIBIX)	1/27/12	4.05	9.95	2.71	3.49	*
Class R (OIBNX)	3/1/01	3.71	9.24	1.99	3.04
Class Y (OIBYX)	9/27/04	3.97	9.76	2.52	3.66

*Shows performance since inception.

STANDARDIZED YIELDS

For the 30 Days Ended 3/31/18
Class A	3.86%
Class B	3.26
Class C	3.30
Class I	4.45
Class R	3.80
Class Y	4.31

UNSUBSIDIZED STANDARDIZED YIELDS

For the 30 Days Ended 3/31/18
Class A	3.84%
Class B	3.24
Class C	3.29
Class I	4.43
Class R	3.79
Class Y	4.29

Performance data quoted represents past performance, which does not guarantee future results. The investment return and principal value of an investment in the Fund will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns do not consider capital gains or income taxes on an individual’s investment. For performance data current to the most recent month-end, visit oppenheimerfunds.com or call 1.800. CALL OPP (225.5677). Fund returns include changes in share price, reinvested distributions, and the applicable sales charge: for Class A shares, the current maximum initial sales charge of 4.75%; for Class B shares, the contingent deferred sales charge of 5% (1-year) and 2% (5-year); and for Class C shares, the contingent deferred sales charge of 1% for the 1-year period. There is no sales charge for Class I, Class R and Class Y shares. Because Class B shares convert to Class A shares 72 months after purchase, the 10-year return for Class B shares uses Class A performance for the period after

9        OPPENHEIMER INTERNATIONAL BOND FUND

conversion. Returns for periods of less than one year are cumulative and not annualized. See Fund prospectuses and summary prospectuses for more information on share classes and sales charges.

Standardized yield is based on an SEC-standardized formula designed to approximate the Fund’s annualized hypothetical current income from securities less expenses for the 30-day period ended March 31, 2018 and that date’s maximum offering price (for Class A shares) or net asset value (for all other share classes). Each result is compounded semiannually and then annualized. Falling share prices will tend to artificially raise yields. The unsubsidized standardized yield is computed under an SEC-standardized formula based on net income earned for the 30-day period ended March 31, 2018. The calculation excludes any expense reimbursements and thus may result in a lower yield.

The Fund’s performance is compared to the Citigroup Non-U.S. Dollar World Government Bond Index, JP Morgan Government Bond Index -Emerging Markets Global Diversified, JP Morgan Emerging Markets Bond Index Global Diversified, and the Fund’s Reference Index. The Citigroup Non-U.S. Dollar World Government Bond Index is an index of fixed rate government bonds with a maturity of one year or longer and amounts outstanding of at least U.S. $25 million. The JPMorgan Government Bond Index-Emerging Markets Global Diversified is a comprehensive, global local Emerging Markets Index, and consists of regularly traded, liquid fixed-rate, domestic currency government bonds to which international investors can gain exposure. The JPMorgan Emerging Markets Bond Index Global Diversified is a composite index representing an unleveraged investment in emerging market bonds that is broadly based across the spectrum of emerging market bonds and includes reinvestment of income (to represent real assets). The indices are unmanaged and cannot be purchased directly by investors. While index comparisons may be useful to provide a benchmark for the Fund’s performance, it must be noted that the Fund’s investments are not limited to the investments comprising the indices. Index performance includes reinvestment of income, but does not reflect transaction costs, fees, expenses or taxes. Index performance is shown for illustrative purposes only as a benchmark for the Fund’s performance, and does not predict or depict performance of the Fund. The Fund’s performance reflects the effects of the Fund’s business and operating expenses.

The views in the Fund Performance Discussion represent the opinions of this Fund’s portfolio managers and are not intended as investment advice or to predict or depict the performance of any investment. These views are as of the close of business on March 31, 2018, and are subject to change based on subsequent developments. The Fund’s portfolio and strategies are subject to change.

Before investing in any of the Oppenheimer funds, investors should carefully consider a fund’s investment objectives, risks, charges and expenses. Fund prospectuses and summary prospectuses contain this and other information about the funds, and may be obtained by asking your financial advisor, visiting oppenheimerfunds.com, or calling 1.800.CALL OPP (225.5677). Read prospectuses and summary prospectuses carefully before investing.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

10        OPPENHEIMER INTERNATIONAL BOND FUND

Fund Expenses

Fund Expenses. As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, which may include sales charges (loads) on purchase payments and/or contingent deferred sales charges on redemptions; and (2) ongoing costs, including management fees; distribution and service fees; and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples are based on an investment of $1,000.00 invested at the beginning of the period and held for the entire 6-month period ended March 31, 2018.

Actual Expenses. The first section of the table provides information about actual account values and actual expenses. You may use the information in this section for the class of shares you hold, together with the amount you invested, to estimate the expense that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600.00 account value divided by $1,000.00 = 8.60), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During 6 Months Ended March 31, 2018” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes. The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio for each class of shares, and an assumed rate of return of 5% per year for each class before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example for the class of shares you hold with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the “hypothetical” section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

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Actual	Beginning Account Value October 1, 2017	Ending Account Value March 31, 2018	Expenses Paid During 6 Months Ended March 31, 2018
Class A	$ 1,000.00	$ 1,038.40	$ 5.04
Class B	1,000.00	1,034.50	8.97
Class C	1,000.00	1,034.60	8.86
Class I	1,000.00	1,040.50	2.95
Class R	1,000.00	1,037.10	6.32
Class Y	1,000.00	1,039.70	3.77

Hypothetical
(5% return before expenses)
Class A	1,000.00	1,020.00	5.00
Class B	1,000.00	1,016.16	8.89
Class C	1,000.00	1,016.26	8.78
Class I	1,000.00	1,022.04	2.93
Class R	1,000.00	1,018.75	6.26
Class Y	1,000.00	1,021.24	3.74

Expenses are equal to the Fund’s annualized expense ratio for that class, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). Those annualized expense ratios, excluding indirect expenses from affiliated funds, based on the 6-month period ended March 31, 2018 are as follows:

Class	Expense Ratios
Class A	0.99%
Class B	1.76
Class C	1.74
Class I	0.58
Class R	1.24
Class Y	0.74

The expense ratios reflect voluntary and/or contractual waivers and/or reimbursements of expenses by the Fund’s Manager and Transfer Agent. Some of these undertakings may be modified or terminated at any time, as indicated in the Fund’s prospectus. The “Consolidated Financial Highlights” tables in the Fund’s financial statements, included in this report, also show the gross expense ratios, without such waivers or reimbursements and reduction to custodian expenses, if applicable.

12        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS March 31, 2018 Unaudited

		Principal Amount	Value
Mortgage-Backed Obligations—2.7%
Alba plc, Series 2007-1, Cl. C, 0.904% [BP0003M+29], 3/17/39[1]	GBP	12,436,736	$16,038,428
Capital Mortgage Srl, Series 2007-1, Cl. B, 0.00% [EUR003M+22], 1/30/47[1]	EUR	8,000,000	6,319,739
Eurohome UK Mortgages plc: Series 2007-1, Cl. B1, 1.506% [BP0003M+90], 6/15/44[1]	GBP	5,275,000	6,010,425
Series 2007-2, Cl. B1, 2.006% [BP0003M+140], 9/15/44[1]	GBP	4,000,000	4,665,805
Eurosail UK plc, Series 2007-5X, Cl. A1A, 1.374% [BP0003M+77], 9/13/45[1]	GBP	10,464,958	13,764,073
Fondo de Titulizacion de Activos Santander Hipotecario 2, Series 2, Cl. E, 1.771% [EUR003M+210], 1/18/49[1]	EUR	7,700,000	7,567,236
Great Hall Mortgages No 1 plc, Series 2007-1, Cl. DA, 1.394% [BP0003M+78], 3/18/39[1]	GBP	3,500,000	4,297,861
Grifonas Finance plc, Series 1, Cl. B, 0.249% [EUR006M+52], 8/28/39[1]	EUR	5,000,000	4,307,756
Hipocat 11 Fondo de Titulizacion de Activos, Series HIPO-11, Cl. A2, 0.00% [EUR003M+13], 1/15/50[1]	EUR	2,304,640	2,651,098
Hipocat 9 Fondo de Titulizacion de Activos, Series HIPO-9, Cl. C, 0.00% [EUR003M+29], 7/15/38[1]	EUR	17,400,000	16,383,037
IM Pastor 4 Fondo de Titulizacion de Activos: Series 4, Cl. A, [EUR003M+14], 3/22/44[1]	EUR	17,778,817	20,288,014
Series 4, Cl. B, [EUR003M+19], 3/22/44[1]	EUR	3,000,000	1,923,928
Ludgate Funding plc, Series 2007-1, 0.00%, 1/1/61	GBP	207,500,000	7,764,237
Newgate Funding plc: Series 2006-2, Cl. CB, 0.101% [EUR003M+43], 12/1/50[1]	EUR	3,970,946	4,479,609
Series 2007-2X, Cl. CB, 0.113% [EUR003M+44], 12/15/50[1]	EUR	3,635,265	3,942,092
Series 2007-3X, Cl. D, 3.606% [BP0003M+300], 12/15/50[1]	GBP	4,816,255	6,811,526
Sestante Finance Srl, Series 3, Cl. C1, 0.471% [EUR003M+80], 7/15/45[1]	EUR	9,700,000	5,574,138
TDA 27 Hipocat 9 Fondo de Titulizacion de Activos, Series 27,
Cl. A3, 0.00% [EUR003M+19], 12/28/50[1]	EUR	25,000,000	26,566,584

Total Mortgage-Backed Obligations (Cost $152,205,385)			159,355,586

Foreign Government Obligations—56.4%
Argentina—2.2%
Argentine Republic:
5.375% Sr. Unsec. Nts., 1/20/23[2]	EUR	2,535,000	3,252,661
5.875% Sr. Unsec. Nts., 1/11/28		33,990,000	32,029,927
6.50% Sr. Unsec. Nts., 2/15/23[2]		3,575,000	3,677,781
6.875% Sr. Unsec. Nts., 1/26/27		10,125,000	10,337,625
6.875% Sr. Unsec. Nts., 1/11/48		11,950,000	10,926,781
7.50% Sr. Unsec. Nts., 4/22/26		3,670,000	3,928,735
7.875% Sr. Unsec. Nts., 6/15/27[2]		5,445,000	5,662,800
9.125% Sr. Unsec. Nts., 3/16/24[2]		3,430,000	3,827,914
15.50% Bonds, 10/17/26	ARS	135,000,000	6,632,236
16.00% Bonds, 10/17/23	ARS	118,258,140	5,731,560
18.20% Unsec. Nts., 10/3/21	ARS	212,805,000	10,627,930
21.20% Bonds, 9/19/18	ARS	500,000,000	24,552,754

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CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Argentina (Continued)
Argentine Republic: (Continued)
26.164% [BADLARPP+325] Sr. Unsec. Nts., 3/1/20[1]	ARS	180,336,000	$9,334,513

			130,523,217
Australia—1.8%
Commonwealth of Australia:
Series 150, 3.00% Sr. Unsec. Nts., 3/21/47	AUD	12,500,000	9,269,921
Series 35CI, 2.00% Sr. Unsec. Nts., 8/21/35[3]	AUD	11,300,000	11,152,339
New South Wales Treasury Corp., Series 27, 3.00% Sr. Unsec. Nts., 5/20/27	AUD	25,000,000	19,281,338
Queensland Treasury Corp.:
3.50% Sr. Unsec. Bonds, 8/21/30[2]	AUD	20,000,000	15,649,802
Series 33, 6.50% Sr. Unsec. Bonds, 3/14/33	AUD	20,590,000	21,654,868
Treasury Corp. of Victoria, 3.00%, 10/20/28	AUD	40,000,000	30,654,533

			107,662,801
Bahamas—0.0%
Commonwealth of the Bahamas, 6.00% Sr. Unsec. Nts., 11/21/28[2]		2,980,000	3,106,650
Belarus—0.1%
Republic of Belarus, 6.875% Sr. Unsec. Nts., 2/28/23[2]		3,180,000	3,376,549
Brazil—3.9%
Federative Republic of Brazil:
5.625% Sr. Unsec. Nts., 2/21/47		9,755,000	9,481,860
6.00% Unsec. Nts., 8/15/22[3]	BRL	30,170,000	30,091,804
6.00% Unsec. Nts., 5/15/45[3]	BRL	40,400,000	41,820,282
10.00% Unsec. Nts., 1/1/21	BRL	400,000,000	127,117,630
10.00% Unsec. Nts., 1/1/25	BRL	70,000,000	21,946,626

			230,458,202
Chile—0.5%
Republic of Chile:
4.50% Unsec. Nts., 2/28/21	CLP	15,335,000,000	26,041,237
4.50% Bonds, 3/1/21	CLP	700,000,000	1,188,645

			27,229,882
Colombia—0.7%
Republic of Colombia:
4.00% Sr. Unsec. Nts., 2/26/24		2,980,000	3,007,565
6.125% Sr. Unsec. Nts., 1/18/41		11,050,000	12,762,750
Series B, 7.00% Sr. Unsec. Nts., 9/11/19	COP	75,000,000,000	27,721,756

			43,492,071
Croatia—0.2%
Republic of Croatia, 3.875% Sr. Unsec. Nts., 5/30/22	EUR	8,565,000	11,723,218

14        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Cyprus—0.6%
Republic of Cyprus:
2.75% Unsec. Nts., 6/27/24	EUR	10,000,000	$13,195,013
3.875% Unsec. Nts., 5/6/22	EUR	18,000,000	24,875,395

			38,070,408
Dominican Republic—0.3%
Dominican Republic:
5.95% Sr. Unsec. Nts., 1/25/27[2]		11,985,000	12,554,288
6.85% Sr. Unsec. Nts., 1/27/45[2]		6,370,000	6,887,562

			19,441,850
Ecuador—0.4%
Republic of Ecuador:
7.875% Sr. Unsec. Nts., 1/23/28[2]		8,770,000	8,475,766
8.875% Sr. Unsec. Nts., 10/23/27[2]		14,560,000	14,872,312

			23,348,078
Egypt—0.5%
Arab Republic of Egypt:
6.125% Sr. Unsec. Nts., 1/31/22[2]		6,530,000	6,769,089
6.588% Sr. Unsec. Nts., 2/21/28[2]		6,345,000	6,454,864
8.50% Sr. Unsec. Nts., 1/31/47[2]		9,480,000	10,592,194
15.00% Bonds, 10/3/20	EGP	152,900,000	8,613,031

			32,429,178
Gabon—0.2%
Gabonese Republic, 6.375% Bonds, 12/12/24[2]		11,370,000	11,316,834
Greece—2.4%
Hellenic Republic:
3.375% Sr. Unsec. Nts., 2/15/25[2]	EUR	55,000,000	65,713,670
3.90% Bonds, 1/30/33	EUR	37,500,000	42,594,395
4.375% Sr. Unsec. Nts., 8/1/22[2]	EUR	25,000,000	32,174,206

			140,482,271
Honduras—0.1%
Republic of Honduras:
6.25% Sr. Unsec. Nts., 1/19/27[2]		3,160,000	3,355,825
8.75% Sr. Unsec. Nts., 12/16/20[2]		2,850,000	3,159,624

			6,515,449
Hungary—1.0%
Hungary:
5.75% Sr. Unsec. Nts., 11/22/23		6,380,000	7,059,789
Series 22/B, 1.75% Bonds, 10/26/22	HUF	2,750,000,000	11,111,105
Series 23/A, 6.00% Bonds, 11/24/23	HUF	7,239,000,000	35,527,329
Series 25/B, 5.50% Bonds, 6/24/25	HUF	1,550,000,000	7,563,760

			61,261,983

15        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
India—5.5%
Republic of India:
6.79% Sr. Unsec. Nts., 5/15/27	INR	1,500,000,000	$21,881,145
7.68% Sr. Unsec. Nts., 12/15/23	INR	1,300,000,000	20,203,889
8.15% Sr. Unsec. Nts., 11/24/26	INR	500,000,000	7,902,838
8.20% Sr. Unsec. Nts., 9/24/25	INR	3,375,000,000	53,661,722
8.27% Sr. Unsec. Nts., 6/9/20	INR	5,023,000,000	79,275,075
8.28% Sr. Unsec. Nts., 9/21/27	INR	1,000,000,000	15,966,204
8.40% Sr. Unsec. Nts., 7/28/24	INR	3,997,000,000	63,982,936
8.60% Sr. Unsec. Nts., 6/2/28	INR	2,150,000,000	34,967,939
State of Gujarat, 7.52% Sr. Unsec. Nts., 5/24/27	INR	500,000,000	7,427,574
State of Maharastra, 7.99% Sr. Unsec. Nts., 10/28/25	INR	500,000,000	7,704,491
State of Tamil Nadu, 8.53% Sr. Unsec. Nts., 3/9/26	INR	500,000,000	8,026,286

			321,000,099
Indonesia—3.4%
Perusahaan Penerbit SBSN Indonesia III:
4.35% Sr. Unsec. Nts., 9/10/24[2]		3,560,000	3,632,446
4.55% Sr. Unsec. Nts., 3/29/26[2]		5,680,000	5,820,126
Republic of Indonesia:
3.85% Sr. Unsec. Nts., 7/18/27[2]		6,030,000	5,919,627
4.125% Sr. Unsec. Nts., 1/15/25[2]		3,050,000	3,080,024
Series FR53, 8.25% Sr. Unsec. Nts., 7/15/21	IDR	450,000,000,000	34,846,849
Series FR56, 8.375% Sr. Unsec. Nts., 9/15/26	IDR	288,430,000,000	23,186,189
Series FR61, 7.00% Sr. Unsec. Nts., 5/15/22	IDR	594,691,000,000	44,884,214
Series FR64, 6.125% Sr. Unsec. Nts., 5/15/28	IDR	36,000,000,000	2,523,836
Series FR71, 9.00% Sr. Unsec. Nts., 3/15/29	IDR	359,350,000,000	30,032,133
Series FR73, 8.75% Sr. Unsec. Nts., 5/15/31	IDR	560,080,000,000	46,030,908

			199,956,352
Iraq—0.2%
Republic of Iraq:
5.80% Unsec. Nts., 1/15/28[2]		3,695,000	3,539,810
6.752% Sr. Unsec. Nts., 3/9/23[2]		6,035,000	6,138,742

			9,678,552
Italy—0.9%
Republic of Italy:
2.95% Bonds, 9/1/38[2]	EUR	14,500,000	18,912,712
3.45% Unsec. Nts., 3/1/48[2]	EUR	23,000,000	31,796,603

			50,709,315
Ivory Coast—0.6%
Republic of Cote d’Ivoire:
5.125% Sr. Unsec. Nts., 6/15/25[2]	EUR	6,485,000	8,391,560
5.25% Sr. Unsec. Nts., 3/22/30[2]	EUR	7,640,000	9,444,031
6.125% Sr. Unsec. Nts., 6/15/33[2]		7,715,000	7,377,299
6.625% Sr. Unsec. Nts., 3/22/48[2]	EUR	6,367,000	7,911,388

			33,124,278

16        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Jamaica—0.2%
Commonwealth of Jamaica:
7.875% Sr. Unsec. Nts., 7/28/45		$6,050,000	$7,220,675
8.00% Sr. Unsec. Nts., 3/15/39		2,465,000	2,954,919

			10,175,594
Kazakhstan—0.1%
Republic of Kazakhstan, 4.875% Sr. Unsec. Nts., 10/14/44[2]		6,015,000	6,012,853
Malaysia—1.7%
Federation of Malaysia:
Series 0116, 3.80% Sr. Unsec. Nts., 8/17/23	MYR	130,000,000	33,598,110
Series 0511, 3.58% Sr. Unsec. Nts., 9/28/18	MYR	200,000,000	51,812,875
Series 0902, 4.378% Sr. Unsec. Nts., 11/29/19	MYR	49,645,000	13,056,789

			98,467,774
Mexico—7.7%
United Mexican States:
3.75% Sr. Unsec. Nts., 1/11/28		6,395,000	6,191,959
4.00% Bonds, 6/13/19[3]	MXN	1,607,988,810	88,005,988
Series M, 5.00% Sr. Unsec. Nts., 12/11/19	MXN	1,320,000,000	69,966,535
Series M, 6.50% Bonds, 6/10/21	MXN	400,000,000	21,570,517
Series M, 8.00% Bonds, 11/7/47	MXN	466,000,000	26,774,135
Series M10, 8.50% Bonds, 12/13/18	MXN	2,890,000,000	159,900,616
Series M20, 8.50% Sr. Unsec. Nts., 5/31/29	MXN	240,000,000	14,331,353
Series M20, 10.00% Bonds, 12/5/24	MXN	698,700,000	44,127,248
Series M30, 10.00% Bonds, 11/20/36	MXN	290,000,000	19,823,047

			450,691,398
Mongolia—0.2%
Mongolia:
5.625% Sr. Unsec. Nts., 5/1/23[2]		4,450,000	4,401,602
8.75% Sr. Unsec. Nts., 3/9/24[2]		6,325,000	7,119,439

			11,521,041
New Zealand—0.4%
New Zealand, 3.00% Sr. Unsec. Nts., 4/20/29	NZD	30,000,000	21,852,603
Nigeria—0.3%
Federal Republic of Nigeria:
7.143% Sr. Unsec. Nts., 2/23/30[2]		4,425,000	4,604,213
7.696% Sr. Unsec. Nts., 2/23/38[2]		10,770,000	11,359,442

			15,963,655
Peru—0.9%
Republic of Peru:
6.35% Sr. Unsec. Nts., 8/12/28[2]	PEN	112,140,000	39,061,727
8.20% Sr. Unsec. Nts., 8/12/26[2]	PEN	29,000,000	11,220,084

			50,281,811

17        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Poland—0.4%
Republic of Poland, Series 0726, 2.50% Bonds, 7/25/26	PLN	90,900,000	$25,600,068
Portugal—1.7%
Portuguese Republic, 4.10% Sr. Unsec. Nts., 2/15/45[2]	EUR	61,700,000	98,281,850
Romania—0.2%
Romania:
2.375% Sr. Unsec. Nts., 4/19/27[2]	EUR	5,980,000	7,532,441
3.875% Sr. Unsec. Nts., 10/29/35[2]	EUR	2,050,000	2,725,306

			10,257,747
Russia—3.6%
Russian Federation:
Series 6209, 7.60% Bonds, 7/20/22	RUB	1,000,000,000	18,239,756
Series 6211, 7.00% Bonds, 1/25/23	RUB	4,280,000,000	76,653,371
Series 6216, 6.70% Bonds, 5/15/19	RUB	6,543,000,000	114,932,942

			209,826,069
Senegal—0.2%
Republic of Senegal:
6.25% Sr. Unsec. Nts., 7/30/24[2]		3,580,000	3,738,451
6.25% Unsec. Nts., 5/23/33[2]		3,170,000	3,131,960
6.75% Sr. Unsec. Nts., 3/13/48[2]		5,690,000	5,588,718

			12,459,129
Serbia—0.2%
Republic of Serbia, 5.875% Unsec. Nts., 12/3/18[2]		12,245,000	12,484,757
South Africa—3.6%
Republic of South Africa:
Series 2023, 7.75% Bonds, 2/28/23	ZAR	311,100,000	26,655,413
Series 2037, 8.50% Bonds, 1/31/37	ZAR	181,800,000	14,968,434
Series 2048, 8.75% Bonds, 2/28/48	ZAR	452,000,000	37,769,160
Series R186, 10.50% Bonds, 12/21/26	ZAR	734,700,000	71,797,264
Series R208, 6.75% Sr. Unsec. Nts., 3/31/21	ZAR	514,540,000	43,152,038
Series R214, 6.50% Bonds, 2/28/41	ZAR	255,000,000	16,616,986

			210,959,295
Spain—1.4%
Kingdom of Spain:
0.40% Bonds, 4/30/22	EUR	35,000,000	43,857,255
2.70% Sr. Unsec. Nts., 10/31/48[2]	EUR	29,900,000	40,495,327

			84,352,582
Sri Lanka—0.4%
Democratic Socialist Republic of Sri Lanka:
5.875% Sr. Unsec. Nts., 7/25/22[2]		8,995,000	9,140,548
6.00% Sr. Unsec. Nts., 1/14/19[2]		9,430,000	9,612,876

18        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Sri Lanka (Continued)
Democratic Socialist Republic of Sri Lanka: (Continued)
6.25% Sr. Unsec. Nts., 10/4/20[2]		$2,955,000	$3,070,948

			21,824,372
Thailand—0.6%
Kingdom of Thailand, 1.875% Sr. Unsec. Nts., 6/17/22	THB	1,120,000,000	36,086,027

Turkey—0.6%
Republic of Turkey:
8.50% Bonds, 7/10/19	TRY	45,000,000	10,735,876
8.80% Bonds, 11/14/18	TRY	73,165,000	18,053,412
11.00% Bonds, 2/24/27	TRY	30,000,000	7,018,478

			35,807,766
Ukraine—1.3%
Ukraine:
7.75% Sr. Unsec. Nts., 9/1/20		5,905,000	6,191,918
7.75% Sr. Unsec. Nts., 9/1/23		13,840,000	14,345,935
7.75% Sr. Unsec. Nts., 9/1/24		8,880,000	9,164,267
7.75% Sr. Unsec. Nts., 9/1/25		5,900,000	6,055,170
7.75% Sr. Unsec. Nts., 9/1/26		19,825,000	20,340,450
7.75% Sr. Unsec. Nts., 9/1/27		17,095,000	17,514,682

			73,612,422
United Kingdom—4.8%
United Kingdom:
2.75% Bonds, 9/7/24	GBP	97,000,000	149,679,275
3.25% Bonds, 1/22/44	GBP	71,340,000	131,623,178

			281,302,453
Uruguay—0.4%
Oriental Republic of Uruguay:
5.10% Sr. Unsec. Nts., 6/18/50		17,730,000	18,217,575
9.875% Sr. Unsec. Nts., 6/20/22[2]	UYU	176,475,000	6,341,300

			24,558,875

Total Foreign Government Obligations (Cost $3,243,659,384)			3,307,287,378
Corporate Bonds and Notes—26.3%
Consumer Discretionary—1.1%
Auto Components—0.2%
GKN Holdings plc:
5.375% Sr. Unsec. Nts., 9/19/22	GBP	2,490,000	3,860,864
6.75% Sr. Unsec. Nts., 10/28/19	GBP	4,475,000	6,752,948

			10,613,812
Automobiles—0.1%
Aston Martin Capital Holdings Ltd., 6.50% Sr. Sec. Nts.,
4/15/22[2]		3,500,000	3,653,125

19        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Automobiles (Continued)
Jaguar Land Rover Automotive plc, 4.50% Sr. Unsec. Nts., 10/1/27[2]		$1,900,000	$1,797,875

			5,451,000

Hotels, Restaurants & Leisure—0.1%
Melco Resorts Finance Ltd., 4.875% Sr. Unsec. Nts., 6/6/25[2]		8,220,000	7,880,273

Leisure Equipment & Products—0.1%
Proven Honour Capital Ltd., 4.125% Sr. Unsec. Nts., 5/6/26		5,505,000	5,351,945

Media—0.4%
Altice Luxembourg SA, 6.25% Sr. Unsec. Nts., 2/15/25	EUR	5,475,000	6,267,138
Telenet Finance VI Luxembourg SCA, 4.875% Sr. Sec. Nts., 7/15/27[2]	EUR	4,500,000	5,997,589
Vrio Finco 1 LLC/Vrio Finco 2, Inc., 6.25% Sr. Sec. Nts., 4/4/23[2,4]		3,085,000	3,141,718
Ziggo Secured Finance BV, 4.25% Sr. Sec. Nts., 1/15/27[2]	EUR	8,000,000	9,981,577

			25,388,022

Specialty Retail—0.2%
Dufry One BV, 2.50% Sr. Unsec. Nts., 10/15/24	EUR	8,000,000	9,934,387

Consumer Staples—0.3%
Beverages—0.0%
Coca-Cola Icecek AS, 4.215% Sr. Unsec. Nts., 9/19/24[2]		3,010,000	2,931,933

Food Products—0.3%
Adecoagro SA, 6.00% Sr. Unsec. Nts., 9/21/27[2]		3,516,000	3,313,830
MHP Lux SA, 6.95% Sr. Unsec. Nts., 4/3/26[2,4]		3,370,000	3,369,326
Minerva Luxembourg SA, 5.875% Sr. Unsec. Nts., 1/19/28[2]		2,525,000	2,311,031
Sigma Finance Netherlands BV, 4.875% Sr. Unsec. Nts., 3/27/28[2]		6,405,000	6,421,013

			15,415,200

Energy—3.7%
Energy Equipment & Services—0.5%
Eterna Capital Pte Ltd.:
7.50% Sr. Sec. Nts., 12/11/22[5]		6,350,000	6,889,750
8.00% Sr. Sec. Nts., 12/11/22[5]		6,320,000	6,372,355
Pertamina Persero PT, 5.625% Sr. Unsec. Nts., 5/20/43[2]		15,894,000	16,335,837
Societe Generale SA, 8.875% [BP0003M+340] Jr. Sub. Perpetual Bonds[1,6]	GBP	2,000,000	2,841,078

			32,439,020

Oil, Gas & Consumable Fuels—3.2%
Bharat Petroleum Corp. Ltd., 4.00% Sr. Unsec. Nts., 5/8/25		3,320,000	3,270,047
China Cinda Finance 2017 I Ltd.:
4.75% Sr. Unsec. Nts., 2/8/28[7]		3,000,000	2,986,440
5.00% Sr. Unsec. Nts., 2/8/48[7]		4,000,000	3,947,500

20        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Oil, Gas & Consumable Fuels (Continued)
Gazprom OAO Via Gaz Capital SA, 4.95% Sr. Unsec. Nts., 7/19/22[2]		$7,185,000	$7,346,662
Geopark Ltd., 6.50% Sr. Sec. Nts., 9/21/24[2]		2,740,000	2,757,125
Gran Tierra Energy International Holdings Ltd., 6.25% Sr. Unsec. Nts., 2/15/25[2]		6,850,000	6,713,000
Hidrovias International Finance Sarl, 5.95% Sr. Unsec. Nts., 1/24/25[2]		4,005,000	3,980,770
Indian Oil Corp. Ltd., 5.75% Sr. Unsec. Nts., 8/1/23		4,350,000	4,719,050
KazMunayGas National Co. JSC:
4.40% Sr. Unsec. Nts., 4/30/23[2]		3,145,000	3,154,514
6.375% Sr. Unsec. Nts., 4/9/21[2]		9,620,000	10,369,475
7.00% Sr. Unsec. Nts., 5/5/20[2]		8,810,000	9,468,548
Medco Platinum Road Pte Ltd., 6.75% Sr. Sec. Nts., 1/30/25[2]		5,660,000	5,418,510
Novatek OAO Via Novatek Finance DAC, 4.422% Sr. Unsec. Nts., 12/13/22[2]		3,680,000	3,717,168
Origin Energy Finance Ltd., 7.875% [EUSA5+500] Sub. Nts., 6/16/71[1]	EUR	2,555,000	3,191,082
Petrobras Global Finance BV:
4.375% Sr. Unsec. Nts., 5/20/23		15,345,000	15,096,411
5.299% Sr. Unsec. Nts., 1/27/25[2]		9,755,000	9,645,256
5.999% Sr. Unsec. Nts., 1/27/28[2]		8,388,000	8,314,605
6.125% Sr. Unsec. Nts., 1/17/22		5,050,000	5,408,550
6.75% Sr. Unsec. Nts., 1/27/41		2,229,000	2,178,848
7.375% Sr. Unsec. Nts., 1/17/27		2,940,000	3,188,430
8.375% Sr. Unsec. Nts., 5/23/21		1,161,000	1,323,975
Petroleos Mexicanos:
3.75% Sr. Unsec. Nts., 2/21/24	EUR	2,975,000	3,883,511
3.75% Sr. Unsec. Nts., 4/16/26	EUR	6,495,000	8,213,361
5.35% Sr. Unsec. Nts., 2/12/28[2]		10,595,000	10,436,075
6.50% Sr. Unsec. Nts., 3/13/27		4,440,000	4,747,470
6.75% Sr. Unsec. Nts., 9/21/47		4,880,000	4,950,174
Proven Glory Capital Ltd., 4.00% Sr. Unsec. Nts., 2/21/27		4,440,000	4,250,492
Puma International Financing SA, 5.00% Sr. Unsec. Nts., 1/24/26[2]		7,005,000	6,720,534
Saka Energi Indonesia PT, 4.45% Sr. Unsec. Nts., 5/5/24[2]		4,110,000	4,039,098
SURA Asset Management SA, 4.375% Sr. Unsec. Nts., 4/11/27[2]		3,050,000	3,011,875
Topaz Marine SA, 9.125% Sr. Unsec. Nts., 7/26/22[2]		4,415,000	4,623,609
TOTAL SA, 3.875% [EUSA5+378.3] Jr. Sub. Perpetual Bonds[1,6] EUR		6,070,000	8,198,723
YPF SA, 27.125% [BADLARPP+400] Sr. Unsec. Nts., 7/7/20[1,2]		8,000,000	6,480,000

			185,750,888

Financials—15.3%
Capital Markets—1.7%
Credit Suisse Group AG, 7.50% [USSW5+459.8] Jr. Sub. Perpetual Bonds[1,6]		27,000,000	29,295,270
Criteria Caixa SAU, 1.50% Sr. Unsec. Nts., 5/10/23	EUR	2,000,000	2,488,868
Koks OAO Via Koks Finance DAC, 7.50% Sr. Unsec. Nts., 5/4/22[2]		4,280,000	4,441,925

21        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Capital Markets (Continued)
Morgan Stanley, 7.50% Sr. Unsec. Nts., 4/2/32[8]		$25,000,000	$20,696,525
Seven & Seven Ltd., 3.259% [US0006M+100] Sr. Unsec. Nts., 9/11/19[1,2]		1,500,000	1,492,104
UBS AG (Stamford CT), 7.625% Sub. Nts., 8/17/22		10,000,000	11,250,000
UBS Group AG:
6.875% [USISDA05+549.65] Jr. Sub. Perpetual Bonds[1,6]		4,595,000	4,827,434
7.00% [USSW5+486.6] Jr. Sub. Perpetual Bonds[1,6]		8,000,000	8,620,000
7.125% [USSW5+588.3] Jr. Sub. Perpetual Bonds[1,6]		11,000,000	11,611,292
7.125% [USSW5+546.4] Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,210,630

			99,934,048
Commercial Banks—10.3%
Adler Pelzer Holding GmbH, 4.125% Sr. Sec. Nts., 4/1/24	EUR	1,300,000	1,624,938
Allied Irish Banks plc, 4.125% [EUSA5+395] Sub. Nts., 11/26/25[1]	EUR	12,000,000	15,846,065
Astana Finance JSC, 9.16% Sr. Unsec. Nts., 3/14/12[9,10]		612,810	—
Banca Monte dei Paschi di Siena SpA, 5.375% [EUSA5+500.5] Sub. Nts., 1/18/28[1]	EUR	10,000,000	11,763,471
Banco Bilbao Vizcaya Argentaria SA:
6.125% [USSW5+387] Jr. Sub. Perpetual Bonds[1,6]		15,000,000	14,580,000
6.75% [EUSA5+660.4] Jr. Sub. Perpetual Bonds[1,6]	EUR	3,000,000	4,003,313
8.875% [EUSA5+917.7] Jr. Sub. Perpetual Bonds[1,6]	EUR	22,800,000	33,271,679
Banco do Brasil SA (Cayman), 3.875% Sr. Unsec. Nts., 10/10/22		19,915,000	19,320,537
Banco Hipotecario SA, 23.708% [BADLARPP+250] Sr. Unsec. Nts., 1/12/20[1,2]	ARS	75,979,000	3,700,424
Banco Mercantil del Norte SA (Grand Cayman):
6.875% [H15T5Y+503.5] Jr. Sub. Perpetual Bonds[1,2,6]		2,535,000	2,614,219
7.625% [H15T10Y+535.3] Jr. Sub. Perpetual Bonds[1,2,6]		2,316,000	2,475,225
Bank of Ireland, 10.00% Sub. Nts., 12/19/22	EUR	9,500,000	16,318,321
Bank of Scotland plc, 4.875% Sec. Nts., 12/20/24	GBP	8,675,000	14,574,620
Barclays Bank plc, 6.278% [US0003M+155] Jr. Sub. Perpetual Bonds[1,6]		4,000,000	4,432,500
Barclays plc:
6.50% [EUSA5+587.5] Jr. Sub. Perpetual Bonds[1,6]	EUR	5,000,000	6,548,842
7.25% [BPSW5+646.2] Jr. Sub. Perpetual Bonds[1,6]	GBP	10,000,000	15,034,492
7.875% [USSW5+677.2] Jr. Sub. Perpetual Bonds[1,6]		3,000,000	3,194,100
7.875% [BPSW5+609.9] Jr. Sub. Perpetual Bonds[1,6]	GBP	5,000,000	7,655,554
8.00% [EUSA5+675] Jr. Sub. Perpetual Bonds[1,6]	EUR	6,105,000	8,568,047
BBVA Bancomer SA, 5.35% [H15T5Y+300] Sub. Nts., 11/12/29[1,2]		3,145,000	3,105,687
Belfius Bank SA/NV, 3.625% [EUSA5+293.8] Jr. Sub. Perpetual Bonds[1,6,7]	EUR	3,000,000	3,463,874
BNP Paribas SA, 7.625% [USSW5+631.4] Jr. Sub. Perpetual Bonds[1,2,6]		6,000,000	6,457,500
BPCE SA, 4.50% Sub. Nts., 3/15/25[2]		5,000,000	5,025,459
Caixa Geral de Depositos SA, 10.75% [EUSA5+1092.5] Jr. Sub. Perpetual Bonds[1,6]	EUR	7,000,000	9,987,033

22        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Commercial Banks (Continued)
CaixaBank SA:
2.75% [EUSA5+235] Sub. Nts., 7/14/28[1]	EUR	5,000,000	$6,456,725
5.25% Jr. Sub. Perpetual Bonds[6,7]	EUR	13,000,000	16,005,847
6.75% [EUSA5+649.8] Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000	13,966,493
Compass Bank, 3.875% Sub. Nts., 4/10/25		5,000,000	4,896,872
Cooperatieve Rabobank UA, 5.50% [EUSA5+525] Jr. Sub. Perpetual Bonds[1,6]	EUR	5,090,000	6,771,076
Credit Agricole SA:
6.625% [USSW5+469.7] Jr. Sub. Perpetual Bonds[1,6]		4,000,000	4,115,000
8.125% [USSW5+618.5] Jr. Sub. Perpetual Bonds[1,2,6]		4,405,000	5,029,999
Credit Suisse AG, 6.50% Sub. Nts., 8/8/23		9,710,000	10,581,638
DNB Bank ASA, 6.50% [USSW5+508] Jr. Sub. Perpetual Bonds[1,6]		2,500,000	2,606,550
Dresdner Funding Trust I, 8.151% Jr. Sub. Nts., 6/30/31[2]		9,900,000	12,596,512
Eurobank Ergasias SA, 2.75% Sec. Nts., 11/2/20	EUR	16,500,000	20,608,139
EUROFIMA, 6.25% Sr. Unsec. Nts., 12/28/18	AUD	5,270,000	4,167,761
Export-Import Bank of India:
9.50% Sr. Unsec. Nts., 10/9/18	INR	175,000,000	2,704,495
9.70% Sr. Unsec. Nts., 11/21/18	INR	200,000,000	3,096,537
Fidelity Bank plc, 10.50% Sr. Unsec. Nts., 10/16/22[2]		3,780,000	3,911,846
Global Bank Corp., 4.50% Sr. Unsec. Nts., 10/20/21[2]		3,910,000	3,947,536
Globo Comunicacao e Participacoes SA, 5.125% Sr. Sec. Nts., 3/31/27[2]		3,600,000	3,519,000
HSBC Bank Capital Funding Sterling 1 LP, 5.844% [BP0006M+176] Jr. Sub. Perpetual Bonds[1,6]	GBP	3,100,000	5,484,863
HSBC Holdings plc:
6.25% [USISDA05+345.3] Jr. Sub. Perpetual Bonds[1,6]		10,000,000	10,150,000
6.375% [USISDA05+436.8] Jr. Sub. Perpetual Bonds[1,6]		10,000,000	10,312,500
6.875% [USISDA05+551.4] Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,293,750
IDBI Bank Ltd. (DIFC Dubai), 5.00% Sr. Unsec. Nts., 9/25/19		2,530,000	2,571,113
ING Groep NV, 6.875% [USSW5+512.4] Jr. Sub. Perpetual Bonds[1,6]		5,000,000	5,246,940
Intesa Sanpaolo SpA:
4.375% Sr. Unsec. Nts., 1/12/48[2]		10,000,000	9,315,498
5.017% Sub. Nts., 6/26/24[2]		4,000,000	3,949,002
5.71% Sub. Nts., 1/15/26[2]		2,000,000	2,009,162
7.00% [EUSA5+688.4] Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000	13,434,434
Intrum Justitia AB, 3.125% Sr. Unsec. Nts., 7/15/24	EUR	7,655,000	9,156,274
KBC Group NV, 5.625% [EUSA5+475.9] Jr. Sub. Perpetual Bonds[1,6]	EUR	4,220,000	5,388,365
Krung Thai Bank PCL (Cayman Islands), 5.20% [H15T5Y+353.5] Sub. Nts., 12/26/24[1]		3,210,000	3,281,211
Lloyds Bank plc, 13.00% [GUKG5+1340] Jr. Sub. Perpetual Bonds[1,6]	GBP	5,000,000	12,860,599
Lloyds Banking Group plc:
6.375% [EUSA5+529] Jr. Sub. Perpetual Bonds[1,6]	EUR	13,000,000	17,305,910
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,6,11]		10,000,000	11,181,250
6.657% [US0003M+127] Jr. Sub. Perpetual Bonds[1,6]		2,000,000	2,236,250
NABARD, 8.19% Sr. Unsec. Nts., 6/8/18	INR	80,000,000	1,227,514

23        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Commercial Banks (Continued)
NN Group NV, 4.625% [EUR003M+395] Sub. Nts., 4/8/44[1]	EUR	5,000,000	$6,902,086
Novo Banco SA (Luxembourg):
3.50% Sr. Unsec. Nts., 1/23/43	EUR	10,000,000	10,461,113
3.50% Sr. Unsec. Nts., 2/19/43	EUR	1,700,000	1,779,264
3.50% Sr. Unsec. Nts., 3/18/43	EUR	2,300,000	2,406,523
Rabobank Capital Funding Trust IV, 5.556% [BP0006M+146] Jr. Sub. Perpetual Bonds[1,2,6]	GBP	8,005,000	11,780,604
Santander UK Group Holdings plc, 6.75% [BPSW5+579.2] Jr. Sub. Perpetual Bonds[1,6]	GBP	3,000,000	4,578,866
Sberbank of Russia Via SB Capital SA, 5.50% [H15T5Y+402.3] Sub. Nts., 2/26/24[1,2]		9,290,000	9,394,513
Societe Generale SA:
4.25% Sub. Nts., 4/14/25[2]		5,000,000	4,932,480
7.375% [USSW5+623.8] Jr. Sub. Perpetual Bonds[1,2,6]		5,000,000	5,331,250
SPCM SA, 2.875% Sr. Unsec. Nts., 6/15/23[2]	EUR	4,100,000	5,158,152
Standard Chartered Bank, 5.375% [BP0003M+189] Jr. Sub. Perpetual Bonds[1,6]	GBP	4,000,000	5,917,057
Standard Chartered plc:
3.277% [US0003M+151] Jr. Sub. Perpetual Bonds[1,6]		1,200,000	1,140,120
4.30% Sub. Nts., 2/19/27[2]		1,600,000	1,568,910
7.014% [US0003M+146] Jr. Sub. Perpetual Bonds[1,2,6]		5,460,000	6,319,950
Turkiye Garanti Bankasi AS, 6.125% [USSW5+422] Sub. Nts., 5/24/27[1,2]		1,770,000	1,725,509
Turkiye Is Bankasi AS, 6.00% Sub. Nts., 10/24/22[2]		3,165,000	3,109,613
Turkiye Vakiflar Bankasi TAO, 5.625% Sr. Unsec. Nts., 5/30/22[2]		5,695,000	5,608,664
UBS Group Funding Switzerland AG, 5.00% [USSW5+243.2] Jr. Sub. Perpetual Bonds[1,6]		20,000,000	18,749,440
UniCredit SpA:
3.75% Sr. Unsec. Nts., 4/12/22[2]		9,000,000	8,940,170
4.625% Sr. Unsec. Nts., 4/12/27[2]		4,000,000	4,045,775
Yapi ve Kredi Bankasi AS:
5.85% Sr. Unsec. Nts., 6/21/24[2]		4,505,000	4,347,370
6.10% Sr. Unsec. Nts., 3/16/23[2]		6,050,000	6,012,369
Zenith Bank plc, 7.375% Sr. Unsec. Nts., 5/30/22[2]		3,930,000	4,063,974

			603,226,333

Consumer Finance—0.3%
Drax Finco plc, 4.25% Sr. Sec. Nts., 5/1/22[2]	GBP	4,900,000	6,912,366
Minejesa Capital BV, 4.625% Sr. Sec. Nts., 8/10/30[2]		11,275,000	10,886,475

			17,798,841

Diversified Financial Services—0.5%
Charming Light Investments Ltd., 4.375% Sr. Unsec. Nts., 12/21/27[7]		18,430,000	17,639,943
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35[10,11]	MXN	34,101,099	179,134
National Savings Bank, 8.875% Sr. Unsec. Nts., 9/18/18[2]		7,035,000	7,164,796
Power Finance Corp. Ltd., 8.29% Sr. Unsec. Nts., 6/13/18	INR	180,000,000	2,764,302

24        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Diversified Financial Services (Continued)
Rural Electrification Corp. Ltd., 9.04% Sr. Unsec. Nts., 10/12/19	INR	250,000,000	$3,921,961

			31,670,136

Insurance—2.1%
Aquarius & Investments plc for Swiss Reinsurance Co. Ltd., 6.375% [USSW5+521] Sub. Nts., 9/1/24[1]		5,000,000	5,150,190
Aviva plc:
6.125% [EUSA5+513] Sub. Nts., 7/5/43[1]	EUR	5,000,000	7,464,094
6.125% [GUKG5+240] Jr. Sub. Perpetual Bonds[1,6]	GBP	6,560,000	10,151,309
AXA SA, 8.60% Sub. Nts., 12/15/30		5,000,000	6,812,500
Cloverie plc per Swiss Re Corporate Solutions Ltd., 4.50% [USSW10+290.8] Sub. Nts., 9/11/44[1]		14,000,000	13,945,946
Credit Agricole Assurances SA:
4.25% [EUSA5+450] Jr. Sub. Perpetual Bonds[1,6]	EUR	10,000,000	13,353,779
4.75% [EUSA5+535] Sub. Nts., 9/27/48[1]	EUR	10,000,000	14,140,208
Credivalores-Crediservicios SAS:
9.75% Sr. Unsec. Nts., 7/27/22[2]		790,000	812,120
9.75% Sr. Unsec. Nts., 7/27/22[7]		4,535,000	4,661,980
Mapfre SA, 4.375% [EUR003M+454.3] Sub. Nts., 3/31/47[1]	EUR	3,000,000	4,083,969
NN Group NV, 4.375% [EUR003M+390] Jr. Sub. Perpetual Bonds[1,6]	EUR	8,000,000	10,633,510
Power Finance Corp. Ltd., 8.53% Sr. Unsec. Nts., 7/24/20	INR	330,000,000	5,159,270
UNIQA Insurance Group AG, 6.875% [EUR003M+598.6] Sub. Nts., 7/31/43[1]	EUR	9,300,000	13,905,621
VIVAT NV:
2.375% Sr. Unsec. Nts., 5/17/24	EUR	3,000,000	3,795,494
6.25% [USSW5+417.4] Sub. Perpetual Bonds[1,6]		7,000,000	6,965,420

			121,035,410

Real Estate Investment Trusts (REITs)—0.1%
Banco Invex SA/Hipotecaria Credito y Casa SA de CV, 6.45% Sec. Nts., 3/13/34[3,9,10]	MXN	27,602,566	—
Trust F/1401, 5.25% Sr. Unsec. Nts., 1/30/26[2]		6,805,000	6,924,087

			6,924,087

Real Estate Management & Development—0.1%
Stedin Holding NV, 3.25% [EUSA5+275] Jr. Sub. Perpetual Bonds[1,6]	EUR	3,000,000	3,958,604

Thrifts & Mortgage Finance—0.2%
Housing Development Finance Corp. Ltd.:
8.70% Sr. Sec. Nts., 4/26/18	INR	250,000,000	3,832,030
8.75% Sr. Sec. Nts., 1/13/20	INR	330,000,000	5,123,604
8.95% Sec. Nts., 10/19/20	INR	125,000,000	1,953,332

			10,908,966

25        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Health Care—0.2%
Health Care Providers & Services—0.1%
OCP SA, 4.50% Sr. Unsec. Nts., 10/22/25[2]		$6,360,000	$6,280,659

Life Sciences Tools & Services—0.1%
Quintiles IMS, Inc.:
3.25% Sr. Unsec. Nts., 3/15/25[2]	EUR	6,000,000	7,431,810
3.25% Sr. Unsec. Nts., 3/15/25	EUR	1,000,000	1,236,580

			8,668,390

Industrials—0.7%
Airlines—0.1%
Azul Investments LLP, 5.875% Sr. Unsec. Nts., 10/26/24[2]		3,160,000	3,120,500

Construction & Engineering—0.1%
Fideicomiso PA Concesion Ruta al Mar, 6.75% Sr. Sec. Nts., 2/15/44[2,3]	COP	8,000,000,000	2,866,796
Fideicomiso PA Costera, 6.25% Sr. Sec. Nts., 1/15/34[2,3]	COP	5,916,031,565	2,189,744
Fideicomiso PA Pacifico Tres, 8.25% Sr. Sec. Nts., 1/15/35[2]		3,060,000	3,470,040

			8,526,580

Industrial Conglomerates—0.0%
Tupras Turkiye Petrol Rafinerileri AS, 4.50% Sr. Unsec. Nts., 10/18/24[2]		3,165,000	3,026,500

Professional Services—0.1%
Arena Luxembourg Finance Sarl, 2.875% 1st Lien Nts., 11/1/24[2]	EUR	6,290,000	7,914,831

Road & Rail—0.1%
EC Finance plc, 2.375% 1st Lien Nts., 11/15/22[2]	EUR	1,500,000	1,854,617
Kazakhstan Temir Zholy National Co. JSC, 4.85% Sr. Unsec. Nts., 11/17/27[2]		1,215,000	1,214,265
Rumo Luxembourg Sarl, 5.875% Sr. Unsec. Nts., 1/18/25[2]		3,875,000	3,833,828

			6,902,710

Trading Companies & Distributors—0.1%
Postal Savings Bank of China Co. Ltd., 4.50%
[H15T5Y+263.4] Jr. Sub. Perpetual Bonds[1,6]		5,000,000	4,730,000

Transportation Infrastructure—0.2%
Adani Abbot Point Terminal Pty Ltd., 4.45% Sr. Sec. Nts., 12/15/22[2]		3,180,000	2,999,691
GMR Hyderabad International Airport Ltd., 4.25% Sr. Sec. Nts., 10/27/27[2]		6,495,000	5,944,399

			8,944,090

Information Technology—0.4%
Communications Equipment—0.2%
HTA Group Ltd., 9.125% Sr. Unsec. Nts., 3/8/22[2]		3,170,000	3,365,906

26        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Communications Equipment (Continued)
Virgin Media Finance plc, 4.50% Sr. Unsec. Nts., 1/15/25	EUR	6,950,000	$8,684,400

			12,050,306

Internet Software & Services—0.2%
Tencent Holdings Ltd.:
3.595% Sr. Unsec. Nts., 1/19/28[2]		5,000,000	4,791,370
3.925% Sr. Unsec. Nts., 1/19/38[2]		5,000,000	4,751,739

			9,543,109

Materials—2.3%
Chemicals—0.8%
Arkema SA, 4.75% [EUSA5+434.6] Jr. Sub. Perpetual Bonds[1,6]	EUR	4,500,000	6,038,087
Crown European Holdings SA:
2.625% Sr. Unsec. Nts., 9/30/24[2]	EUR	2,000,000	2,474,565
3.375% Sr. Unsec. Nts., 5/15/25[2]	EUR	5,000,000	6,362,952
Inkia Energy Ltd., 5.875% Sr. Unsec. Nts., 11/9/27[2]		5,865,000	5,711,044
ONGC Videsh Ltd., 2.75% Sr. Unsec. Nts., 7/15/21	EUR	7,565,000	9,889,261
Petkim Petrokimya Holding AS, 5.875% Sr. Unsec. Nts., 1/26/23[2]		5,385,000	5,287,182
Yingde Gases Investment Ltd., 6.25% Sr. Unsec. Nts., 1/19/23[2]		10,265,000	10,121,467

			45,884,558

Construction Materials—0.2%
CIMPOR Financial Operations BV, 5.75% Sr. Unsec. Nts., 7/17/24[2]		6,325,000	6,062,513
St. Marys Cement, Inc., 5.75% Sr. Unsec. Nts., 1/28/27[2]		2,975,000	3,075,406

			9,137,919

Containers & Packaging—0.4%
Ardagh Packaging Finance plc/Ardagh Holdings USA, Inc.:
2.75% Sr. Sec. Nts., 3/15/24	EUR	3,500,000	4,365,726
4.125% Sr. Sec. Nts., 5/15/23	EUR	3,675,000	4,737,209
Klabin Finance SA, 4.875% Sr. Unsec. Nts., 9/19/27[2]		6,415,000	6,182,456
Smurfit Kappa Acquisitions ULC, 4.875% Sr. Sec. Nts., 9/15/18[2]		8,535,000	8,560,605

			23,845,996

Metals & Mining—0.8%
ABJA Investment Co. Pte Ltd., 5.95% Sr. Unsec. Nts., 7/31/24		6,515,000	6,625,429
Autodis SA, 4.375% Sr. Sec. Nts., 5/1/22[2]	EUR	1,000,000	1,265,822
CSN Resources SA:
6.50% Sr. Unsec. Nts., 7/21/20[2]		739,000	720,303
7.625% Sr. Unsec. Nts., 2/13/23[2]		5,215,000	4,895,581
Glencore Funding LLC, 4.125% Sr. Unsec. Nts., 5/30/23[2]		4,945,000	4,982,982
JSW Steel Ltd., 4.75% Sr. Unsec. Nts., 11/12/19		6,330,000	6,373,551
Metalloinvest Finance DAC, 5.625% Unsec. Nts., 4/17/20[2]		1,425,000	1,476,266
Metinvest BV, 9.373% Sr. Sec. Nts., 12/31/21[5]		3,158,109	3,320,183
Polyus Finance plc, 4.70% Sr. Unsec. Nts., 1/29/24[2]		6,356,000	6,276,531

27        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

		Principal Amount	Value
Metals & Mining (Continued)
Southern Copper Corp., 7.50% Sr. Unsec. Nts., 7/27/35		$6,105,000	$7,919,221
Vedanta Resources plc, 6.375% Sr. Unsec. Nts., 7/30/22[2]		3,135,000	3,200,835

			47,056,704

Paper & Forest Products—0.1%
Suzano Austria GmbH, 5.75% Sr. Unsec. Nts., 7/14/26[2]		6,815,000	7,173,469

Telecommunication Services—1.2%
Diversified Telecommunication Services—0.9%
Axtel SAB de CV, 6.375% Sr. Unsec. Nts., 11/14/24[2]		4,545,000	4,635,900
Koninklijke KPN NV, 8.375% Sr. Unsec. Nts., 10/1/30		7,493,000	10,194,981
SoftBank Group Corp., 3.125% Sr. Unsec. Nts., 9/19/25	EUR	3,500,000	4,055,497
Telecom Italia Capital SA, 7.721% Sr. Unsec. Unsub. Nts., 6/4/38		13,147,000	16,140,572
Telefonica Europe BV, 3.75% [EUSA5+385.8] Jr. Sub. Perpetual Bonds[1,6]	EUR	13,300,000	17,071,625

			52,098,575

Wireless Telecommunication Services—0.3%
C&W Senior Financing DAC, 6.875% Sr. Unsec. Nts., 9/15/27[2]		3,820,000	3,820,000
Digicel Group Ltd., 8.25% Sr. Unsec. Nts., 9/30/20[2]		2,350,000	2,032,750
VEON Holdings BV, 4.95% Sr. Unsec. Nts., 6/16/24[2]		6,005,000	5,926,154
Wind Tre SpA, 3.125% Sr. Sec. Nts., 1/20/25	EUR	6,315,000	6,863,507

			18,642,411

Utilities—1.1%
Electric Utilities—0.7%
Capex SA, 6.875% Sr. Unsec. Nts., 5/15/24[2]		2,740,000	2,763,975
Electricite de France SA, 5.375% [EUSA12+379.4] Jr. Sub. Perpetual Bonds[1,6]	EUR	3,100,000	4,185,414
EnBW Energie Baden-Wuerttemberg AG, 3.625% [EUSA5+233.8] Jr. Sub. Nts., 4/2/76[1]	EUR	4,870,000	6,377,296
Enel SpA, 8.75% [USSW5+588] Jr. Sub. Nts., 9/24/73[1,2]		5,000,000	5,943,750
Eskom Holdings SOC Ltd., 6.75% Sr. Unsec. Nts., 8/6/23[2]		21,935,000	22,248,341
Power Grid Corp. of India Ltd., 8.70% Sec. Nts., 7/15/18	INR	130,000,000	2,001,246

			43,520,022

Independent Power and Renewable Electricity Producers—0.2%
AES Andres BV/Dominican Power Partners/Empresa Generadora de Electricidad Itabo SA, 7.95% Sr. Unsec. Nts., 5/11/26[2]		3,325,000	3,566,595
Azure Power Energy Ltd., 5.50% Sr. Sec. Nts., 11/3/22[2]		2,620,000	2,566,945
Reliance Jio Infocomm Ltd., 8.32% Sec. Nts., 7/8/21	INR	335,000,000	5,213,531

			11,347,071

Multi-Utilities—0.1%
KazTransGas JSC, 4.375% Sr. Unsec. Nts., 9/26/27[2]		7,590,000	7,307,493

28        OPPENHEIMER INTERNATIONAL BOND FUND

		Principal Amount	Value
Water Utilities—0.1%
Aegea Finance Sarl, 5.75% Sr. Unsec. Nts., 10/10/24[2]		$3,815,000	$3,795,925

Total Corporate Bonds and Notes (Cost $1,512,424,933)			1,546,130,723

		Shares
Common Stock—0.0%
JSC Astana Finance, GDR[10,11,12] (Cost $0)		868,851	—

		Principal Amount
Structured Securities—0.2%
Deutsche Bank AG, Coriolanus Ltd. Sec. Credit Linked Bonds:
3.003%, 4/30/25[2,13]		$2,477,803	1,128,028
3.054%, 4/30/25[2,13]		3,157,102	1,437,281
3.098%, 4/30/25[2,8]		2,725,652	1,240,862
3.131%, 4/30/25[2,13]		2,436,389	1,109,174
3.179%, 4/30/25[2,13]		3,033,503	1,381,012
3.231%, 4/30/25[2,13]		3,462,282	1,576,215
3.265%, 4/30/25[2,13]		2,765,958	1,259,212
3.346%, 4/30/25[2,13]		2,599,883	1,183,606
LB Peru Trust II Certificates, Series 1998-A, 3.796%, 2/28/16[9,10]		11,734	—
Morgan Stanley, Russian Federation Total Return Linked Bonds, Series 007, Cl. VR, 5.00%, 8/22/34	RUB	133,083,849	1,042,214

Total Structured Securities (Cost $23,279,794)			11,357,604
Short-Term Notes—3.3%
Arab Republic of Egypt Treasury Bills, 18.19%, 8/21/18[13]	EGP	160,000,000	8,498,505
Argentine Republic Treasury Bills, 27.479%, 6/21/18[13]	ARS	613,050,000	28,916,210
Egypt Treasury Bills, 16.166%, 10/9/18[13]	EGP	77,300,000	4,035,832
United States Treasury Bills, 1.629%, 6/14/18[13,14]		150,000,000	149,497,281

Total Short-Term Notes (Cost $194,899,782)			190,947,828

	Counter-		Exercise	Expiration	Notional Amount	Contracts
	party		Price	Date	(000’s)	(000’s)
Over-the-Counter Options Purchased—0.2%
						BRL
BRL Currency Call[12]	GSCO-OT	BRL	3.121	4/26/18	BRL 468,150	468,150	53,837
						CAD
CAD Currency Call[12]	TDB	CAD	1.268	6/11/18	CAD 190,200	95,100	546,540
						CAD
CAD Currency Call[12]	TDB	CAD	1.230	4/17/18	CAD 123,000	123,000	14,391
						EUR
EUR Currency Put[12]	JPM	NOK	8.200	11/27/19	EUR 5,000	5,000	308,636
						EUR
EUR Currency Put[12]	GSCO-OT	SEK	9.742	5/17/18	EUR 100,200	100,000	11,171

29        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter-		Exercise	Expiration	Notional Amount	Contracts
	party		Price	Date	(000’s)	(000’s)	Value
Over-the-Counter Options Purchased (Continued)
						EUR
EUR Currency Put[12]	CITNA-B	USD	1.200	4/17/18	EUR 150,000	150,000	$60,300
						EUR
EUR Currency Put[12,17]	BOA	JPY	120.000	8/8/18	EUR 5,000	5,000	3,446
						EUR
EUR Currency Call[12]	GSCO-OT	HUF	307.400	4/2/18	EUR 105,400	100,000	—
						EUR
EUR Currency Put[12]	BOA	NOK	8.200	11/27/19	EUR 5,000	5,000	308,636
						IDR
IDR Currency Call[12]	GSCO-OT	IDR	13500.000	2/1/19	IDR 2,704,725,000	1,350,000,000	1,350,000
						IDR
IDR Currency Call[12]	GSCO-OT	IDR	13700.000	1/4/19	IDR 1,712,500,000	1,712,500,000	1,712,500
						INR
INR Currency Call[12]	GSCO-OT	INR	64.800	7/3/18	INR 6,480,000	3,240,000	226,800
						JPY
JPY Currency Put[12]	GSCO-OT	JPY	108.610	3/21/19	JPY 21,722,000	10,861,000	1,477,096
						JPY
JPY Currency Put[12]	BOA	JPY	108.500	3/21/19	JPY 10,850,000	10,850,000	1,497,300
						KRW
KRW Currency Call[12]	GSCO-OT	KRW	1008.300	3/4/19	KRW 151,245,000	75,622,500	1,209,960
						MXN
MXN Currency Call[12]	GSCO-OT	MXN	18.100	2/15/19	MXN 3,991,050	1,810,000	2,463,410
						MXN
MXN Currency Call[12]	GSCO-OT	MXN	18.020	8/20/18	MXN 1,802,000	1,802,000	1,852,456
						PHP
PHP Currency Call[12]	GSCO-OT	PHP	50.800	4/27/18	PHP 5,080,000	5,080,000	25,400
						SGD
SGD Currency Call[12]	GSCO-OT	SGD	1.295	4/24/18	SGD 194,250	194,250	176,379
						SGD
SGD Currency Call[12]	GSCO-OT	SGD	1.300	4/19/18	SGD 130,000	130,000	157,300
						ZAR
ZAR Currency Put[12]	GSCO-OT	ZAR	13.000	4/10/18	ZAR 1,300,000	1,300,000	29,900

30        OPPENHEIMER INTERNATIONAL BOND FUND

	Counter-		Exercise	Expiration	Notional Amount	Contracts
	party		Price	Date	(000’s)	(000’s)	Value
Over-the-Counter Options Purchased (Continued)
						ZAR
ZAR Currency Put[12]	JPM	ZAR	13.000	4/5/18	ZAR 1,300,000	1,170,000	$5,850

Total Over-the-Counter Options Purchased (Cost $25,854,565)							13,491,308

	Counter -party	Buy /Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Credit Default Swaption Purchased—0.0%
Credit Default Swap Maturing 12/20/22 Call[12] (Cost $827,061)	JPM	Sell	iTraxx Europe Crossover Series 28 Version 1	2.50%	4/18/18	EUR 100,000	383,125

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)
Over-the-Counter Interest Rate Swaptions Purchased—2.1%
Interest Rate Swap Maturing 10/26/37 Call[12]	JPM	Pay	Three- Month USD LIBOR	2.716	10/26/37	USD 50,000	4,219,804
Interest Rate Swap Maturing 10/28/47 Call[12]	JPM	Receive	Three- Month USD LIBOR	2.716	10/26/37	USD 50,000	4,412,127
Interest Rate Swap Maturing 11/12/54 Call[12]	GSCOI	Receive	Three- Month USD LIBOR	3.133	11/7/24	USD 200,000	21,609,100
Interest Rate Swap Maturing 11/23/47 Call[12]	JPM	Receive	Six-Month EUR EURIBOR	2.500	11/21/22	EUR 149,500	8,244,128
Interest Rate Swap Maturing 12/22/37 Call[12]	JPM	Receive	Three- Month USD BBA LIBOR	2.761	12/20/27	USD 50,000	4,060,845
Interest Rate Swap Maturing 12/22/37 Call[12]	JPM	Pay	Three- Month USD BBA LIBOR	2.761	12/20/27	USD 50,000	3,267,506
Interest Rate Swap Maturing 12/3/48 Call[12]	JPM	Receive	Six-Month EUR EURIBOR	1.595	11/29/18	EUR 100,000	3,338,731
Interest Rate Swap Maturing 2/23/53 Call[12]	BOA	Receive	Three- Month USD BBA LIBOR	3.039	2/21/23	USD 224,000	19,846,548

31        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 2/26/25 Call[12]	JPM	Pay	Three- Month USD BBA LIBOR	2.501%	2/24/20	USD	250,000	$2,975,210
Interest Rate Swap Maturing 3/18/21 Call[12]	BOA	Pay	Three- Month USD BBA LIBOR	2.860	3/14/19	USD	345,000	1,910,976
Interest Rate Swap Maturing 3/2/25 Call[12]	JPM	Pay	Three- Month USD BBA	2.490	2/27/20	USD	125,000	1,546,010
Interest Rate Swap Maturing 3/5/47 Call[12]	JPM	Receive	Three- Month USD LIBOR	2.885	3/3/27	USD	70,000	7,928,493
Interest Rate Swap Maturing 4/14/23 Call[12]	BAC	Pay	Six-Month EUR EURIBOR	0.658	4/9/18	EUR	330,000	31,379
Interest Rate Swap Maturing 4/26/28 Call[12]	BOA	Receive	Six-Month AUD BBR BBSW	3.015	4/24/18	AUD	75,000	40,821
Interest Rate Swap Maturing 4/30/28 Call[12]	BOA	Receive	Three- Month CAD BA CDOR	2.683	4/30/18	CAD	295,000	276,762
Interest Rate Swap Maturing 5/17/23 Call[12]	JPM	Receive	Six-Month EUR EURIBOR	0.584	5/15/18	EUR	750,000	195,171
Interest Rate Swap Maturing 5/3/28 Call[12]	BOA	Receive	Six-Month EUR EURIBOR	1.140	4/30/18	EUR	115,000	59,891
Interest Rate Swap Maturing 5/30/33 Put[12]	BAC	Receive	Six-Month GBP BBA LIBOR	3.990	5/30/23	GBP	40,415	447,761
Interest Rate Swap Maturing 5/4/48 Call[12]	BOA	Receive	Three- Month USD BBA LIBOR	2.958	5/2/18	USD	100,000	576,818
Interest Rate Swap Maturing 6/12/48 Call[12]	BOA	Pay	Three- Month USD BBA LIBOR	1.835	6/8/18	USD	200,000	782
Interest Rate Swap Maturing 6/12/48 Call[12]	BOA	Receive	Three- Month USD BBA LIBOR	2.960	6/8/18	USD	125,000	1,456,417
Interest Rate Swap Maturing 6/29/48 Call[12]	BAC	Receive	Six-Month EUR EURIBOR	1.500	6/27/18	EUR	17,500	390,192
Interest Rate Swap Maturing 7/19/23 Call[12]	JPM	Receive	Six-Month EUR EURIBOR	0.512	7/17/18	EUR	102,000	296,527
Interest Rate Swap Maturing 8/1/48 Call[12]	BOA	Receive	Three- Month USD BBA LIBOR	2.870	7/30/18	USD	50,000	1,335,929

32        OPPENHEIMER INTERNATIONAL BOND FUND

	Counter -party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)		Value
Over-the-Counter Interest Rate Swaptions Purchased (Continued)
Interest Rate Swap Maturing 9/17/77 Call[12]	JPM	Receive	Six-Month EUR EURIBOR	1.600%	9/15/37	EUR	160,000	$36,834,272
Interest Rate Swap Maturing 9/5/48 Call[12]	BAC	Receive	Six-Month GBP BBA LIBOR	1.681	9/5/18	GBP	20,000	599,293
Total Over-the-Counter Interest Rate Swaptions Purchased (Cost $151,969,829)								125,901,493

						Shares
Investment Company—9.6%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.58%[15,16] (Cost $563,447,343)							563,447,343	563,447,343
Total Investments, at Value (Cost $5,868,568,076)							100.8%	5,918,302,388
Net Other Assets (Liabilities)							(0.8)	(49,196,305)
Net Assets							100.0%	$5,869,106,083

Footnotes to Consolidated Statement of Investments

1. Represents the current interest rate for a variable or increasing rate security, determined as [Referenced Rate + Basis-point spread].

2. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees.

These securities amount to $1,204,540,689 or 20.52% of the Fund’s net assets at period end.

3. Denotes an inflation-indexed security: coupon or principal are indexed to a consumer price index.

4. All or a portion of the security position is when-issued or delayed delivery to be delivered and settled after period end. See Note 4 of the accompanying Consolidated Notes.

5. Interest or dividend is paid-in-kind, when applicable.

6. This bond has no contractual maturity date, is not redeemable and contractually pays an indefinite stream of interest.

7. All or a portion of this security is owned by the subsidiary. See Note 2 of the accompanying Consolidated Notes.

8. This interest rate resets periodically. Interest rate shown reflects the rate in effect at period end. The rate on this variable rate security is not based on a published reference rate and spread but is determined by the issuer or agent based on current market conditions.

9. This security is not accruing income because its issuer has missed or is expected to miss interest and/or principal payments. The rate shown is the contractual interest rate. See Note 4 of the accompanying Consolidated Notes.

10. The value of this security was determined using significant unobservable inputs. See Note 3 of the accompanying Consolidated Notes.

11. Restricted security. The aggregate value of restricted securities at period end was $11,360,384, which represents 0.19% of the Fund’s net assets. See Note 4 of the accompanying Consolidated Notes. Information concerning restricted securities is as follows:

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
JPMorgan Hipotecaria su Casita, 6.47% Sec. Nts., 8/26/35	3/21/07	$3,120,637	$179,134	$(2,941,503)
JSC Astana Finance, GDR	6/5/15	—	—	—

33        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Footnotes to Consolidated Statement of Investments (Continued)

Security	Acquisition Dates	Cost	Value	Unrealized Appreciation/ (Depreciation)
Lloyds Banking Group plc, 6.657%
[US0003M+127] Jr. Sub. Perpetual
Bonds	5/23/17	$11,220,166	$11,181,250	$(38,916)
		$14,340,803	$11,360,384	$(2,980,419)

12. Non-income producing security.

13. Zero coupon bond reflects effective yield on the original acquisition date.

14. All or a portion of the security position is held in segregated accounts and pledged to cover margin requirements under certain derivative contracts. The aggregate market value of such securities is $55,967,795. See Note 6 of the accompanying Consolidated Notes.

15. Rate shown is the 7-day yield at period end.

16. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares September 30, 2017	Gross Additions	Gross Reductions	Shares March 31, 2018
Oppenheimer Institutional Government Money Market Fund, Cl. E	102,075,708	1,946,160,175	1,484,788,540	563,447,343

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Oppenheimer Institutional Government Money Market Fund, Cl. E	$563,447,343	$1,682,742	$—	$—

17. One-Touch Binary option becomes eligible for exercise if at expiration spot rates are less than or equal to 120 JPY per 1 EUR.

Distribution of investments representing geographic holdings, as a percentage of total investments at value, is as follows:

Geographic Holdings	Value	Percent
United States	$834,151,715	14.1%
United Kingdom	559,921,098	9.5
Mexico	507,172,108	8.6
India	403,385,353	6.8
Brazil	331,317,361	5.6
Spain	271,660,998	4.6
Russia	249,447,502	4.2
Indonesia	247,542,368	4.2
South Africa	233,243,386	3.9
Argentina	175,697,656	3.0
Greece	161,090,409	2.7

34        OPPENHEIMER INTERNATIONAL BOND FUND

Geographic Holdings (Continued)	Value	Percent
Italy	$145,008,532	2.4%
Switzerland	124,224,821	2.1
Portugal	122,915,784	2.1
Australia	113,894,395	1.9
France	99,248,402	1.7
Malaysia	98,467,774	1.7
Netherlands	94,764,539	1.6
Ukraine	76,932,605	1.3
Peru	68,516,422	1.2
Turkey	67,856,904	1.1
Hungary	61,261,983	1.0
Colombia	60,504,626	1.0
Ireland	53,647,926	0.9
Eurozone	50,465,606	0.9
China	46,845,586	0.8
Egypt	44,963,515	0.8
Thailand	39,367,238	0.7
Cyprus	38,070,408	0.6
Kazakhstan	37,527,146	0.6
Ivory Coast	33,124,278	0.6
Chile	29,987,007	0.5
Sri Lanka	28,989,168	0.5
Luxembourg	27,529,653	0.5
Poland	25,600,068	0.4
Uruguay	24,558,875	0.4
Nigeria	23,939,475	0.4
Ecuador	23,348,079	0.4
Dominican Republic	23,008,444	0.4
New Zealand	21,852,603	0.4
Germany	20,598,747	0.3
Hong Kong	14,814,213	0.2
Austria	13,905,621	0.2
Serbia	12,484,757	0.2
Singapore	12,472,723	0.2
Senegal	12,459,129	0.2
Jamaica	12,208,344	0.2
Croatia	11,723,218	0.2
Mongolia	11,521,041	0.2
Cayman Islands	11,504,370	0.2
Gabon	11,316,834	0.2
Romania	10,257,747	0.2
Iraq	9,678,552	0.2
Sweden	9,156,274	0.2
Belgium	8,852,239	0.1
Japan	7,029,893	0.1
Honduras	6,515,449	0.1
Morocco	6,280,659	0.1
Bermuda	5,711,044	0.1
United Arab Emirates	4,623,609	0.1
Supranational	4,167,761	0.1

35        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Geographic Holdings (Continued)	Value	Percent
Panama	$3,947,536	0.1%
Belarus	3,376,549	0.1
Mauritius	3,365,906	0.1
Bahamas	3,106,650	0.0
South Korea	2,702,064	0.0
Norway	2,606,550	0.0
Canada	837,693	0.0
Philippines	25,400	0.0

Total	$5,918,302,388	100.0%

Forward Currency Exchange Contracts as of March 31, 2018
Counter -party	Settlement Month(s)	Currency Purchased (000’s)			Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
BAC	06/2018	COP	15,051,000	USD	5,270	$102,258	$—
BAC	06/2018	PHP	2,575,000	USD	49,118	—	188,530
BAC	06/2018	USD	37,889	COP	108,210,000	—	735,192
BAC	08/2018	USD	57,749	EUR	46,080	387,923	—
BAC	06/2018	USD	53,904	HUF	13,490,000	486,289	—
BAC	06/2018	USD	35,869	THB	1,115,900	88,446	—
BAC	06/2018	USD	211,289	ZAR	2,521,250	591,832	—
BNP	05/2018	BRL	24,833	USD	7,521	—	30,264
BOA	04/2018 - 05/2018	BRL	1,104,794	USD	332,141	2,367,391	—
BOA	08/2018	EUR	2,260	USD	2,821	—	7,226
BOA	08/2018	GBP	6,410	USD	9,047	4,349	—
BOA	06/2018	IDR	675,250,000	USD	48,607	289,678	—
BOA	08/2018	JPY	48,904,000	USD	463,815	1,015,503	359,234
BOA	06/2018	RUB	567,500	USD	9,993	—	161,350
BOA	04/2018 - 05/2018	USD	502,551	BRL	1,672,762	—	3,577,114
BOA	06/2018	USD	181,142	IDR	2,516,427,000	—	1,079,532
BOA	06/2018	USD	360,704	INR	23,717,000	—	521,907
BOA	08/2018	USD	79,436	JPY	8,388,000	—	231,821
BOA	08/2018	USD	29,319	NZD	39,980	432,984	—
BOA	06/2018	USD	23,626	PLN	80,220	156,258	—
CITNA-B	08/2018	JPY	16,000,000	USD	151,882	71,366	—
CITNA-B	10/2018	UAH	260,500	USD	9,100	7,459	—
CITNA-B	06/2018	USD	37,939	CLP	22,836,000	132,966	—
CITNA-B	06/2018	USD	49,850	PEN	162,760	—	477,066
CITNA-B	06/2018	USD	36,577	TRY	145,465	558,154	—
DEU	08/2018	EUR	6,365	USD	7,945	—	20,796
DEU	08/2018	JPY	3,430,000	USD	32,848	—	270,939
DEU	08/2018	USD	61,917	EUR	49,675	75,074	—
GSCO-OT	05/2018	BRL	28,140	USD	8,499	—	10,639
GSCO-OT	08/2018	GBP	750	USD	1,061	—	1,917
GSCO-OT	05/2018 - 05/2019	USD	30,000	BRL	109,875	—	2,597,301
GSCO-OT	04/2018	USD	33,500	KRW	36,200,100	—	512,604
HSBC	08/2018	EUR	254,325	USD	318,169	—	1,554,207
HSBC	08/2018	GBP	4,555	USD	6,474	—	41,813
HSBC	08/2018	NZD	10,180	USD	7,388	—	33,146
HSBC	08/2018	USD	34,097	DKK	203,610	85,401	—
HSBC	08/2018	USD	23,337	EUR	18,630	143,806	—

36        OPPENHEIMER INTERNATIONAL BOND FUND

Forward Currency Exchange Contracts (Continued)
Counter -party	Settlement Month(s)		Currency Purchased (000’s)		Currency Sold (000’s)	Unrealized Appreciation	Unrealized Depreciation
JPM	04/2018	BRL	925,852	USD	279,767	$1,521,270	$850,591
JPM	08/2018	EUR	133,180	USD	166,854	17,750	1,072,773
JPM	08/2018	GBP	199,000	USD	276,543	4,451,310	—
JPM	06/2018	KRW	134,400,000	USD	128,000	—	1,272,107
JPM	06/2018	RUB	1,469,500	USD	25,865	—	406,798
JPM	10/2018	UAH	335,200	USD	11,705	20,598	5,812
JPM	04/2018	USD	283,625	BRL	925,852	3,551,897	364,460
JPM	08/2018	USD	454,045	GBP	326,730	—	7,308,425
JPM	06/2018	USD	111,767	KRW	134,400,000	—	14,960,742
JPM	06/2018	USD	471,952	MXN	8,891,100	—	11,119,696
JPM	03/2019	USD	50,000	PHP	2,612,500	1,271,349	—
JPM	06/2018	USD	248,080	RUB	14,303,100	687,831	—
TDB	08/2018	DKK	203,610	USD	34,163	—	150,987
TDB	08/2018	EUR	1,205,560	USD	1,504,629	—	3,802,670
TDB	08/2018	JPY	53,113,808	USD	503,032	1,419,887	—
TDB	08/2018	USD	114,536	AUD	145,790	2,485,160	—
TDB	08/2018	USD	1,115,367	EUR	893,730	2,862,449	118,320
TDB	08/2018	USD	75,716	JPY	8,000,000	—	266,272
Total Unrealized Appreciation and Depreciation						$25,286,638	$54,112,251

Futures Contracts as of March 31, 2018
				Notional		Unrealized
		Expiration	Number	Amount		Appreciation/
Description	Buy/Sell	Date	of Contracts	(000’s)	Value	(Depreciation)
Euro-OAT	Sell	6/7/18	189	EUR 35,248	$35,950,685	$(702,542)

Over-the-Counter Options Written at March 31, 2018
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		BRL		BRL

BRL Currency Call	BOA	3.241	8/29/18	(213,873)	BRL 213,873	$1,551,660	$(1,130,746)

		BRL		BRL

BRL Currency Put	BOA	3.302	8/29/18	(439,100)	BRL 439,100	4,423,580	(5,021,103)

		BRL		BRL

BRL Currency Call	GSCO-OT	3.256	2/22/19	(107,432)	BRL 214,863	1,152,558	(977,734)

		BRL		BRL

BRL Currency Put	GSCO-OT	3.314	4/26/18	(497,100)	BRL 497,100	1,560,750	(1,582,269)

		BRL		BRL

BRL Currency Call	GSCO-OT	2.997	4/26/18	(449,475)	BRL 449,475	574,650	(25,620)

		BRL		BRL

BRL Currency Put	GSCO-OT	3.373	2/22/19	(224,271)	BRL 448,543	3,563,136	(3,471,046)

37        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		CAD		CAD

CAD Currency Put	TDB	1.314	6/11/18	(98,550)	CAD 197,100	$440,250	$(453,626)

		CAD		CAD

CAD Currency Call	TDB	1.233	6/11/18	(92,438)	CAD 184,875	213,750	(137,177)

		CAD		CAD

CAD Currency Call	TDB	1.197	4/17/18	(119,700)	CAD 119,700	266,000	(3,471)

		CAD		CAD

CAD Currency Put	TDB	1.270	4/17/18	(127,000)	CAD 127,000	535,000	(1,568,958)

		COP		COP

COP Currency Put	CITNA-B	2871.000	6/28/18	(143,550,000)	COP 287,100,000	774,818	(861,300)

		COP		COP

COP Currency Call	GSCO-OT	2790.000	6/13/18	(139,500,000)	COP 279,000,000	613,350	(1,116,000)

		COP		COP

COP Currency Put	JPM	2863.000	6/28/18	(143,150,000)	COP 286,300,000	783,500	(858,900)

		USD		EUR

EUR Currency Call	BOA	1.288	9/6/18	(125,000)	EUR 250,000	1,915,978	(1,145,000)

		SEK		EUR

EUR Currency Put	GSCO-OT	9.494	5/17/18	(100,000)	EUR 100,200	319,407	(289)

		SEK		EUR

EUR Currency Call	GSCO-OT	10.071	5/17/18	(100,000)	EUR 100,200	652,280	(2,713,920)

		USD		EUR

EUR Currency Call	GSCO-OT	1.247	5/31/18	(175,000)	EUR 175,000	1,804,531	(1,587,600)

		HUF		EUR

EUR Currency Put	GSCO-OT	302.550	4/2/18	(100,000)	EUR 105,400	205,970	—

		HUF		EUR

EUR Currency Call	GSCO-OT	314.300	4/2/18	(100,000)	EUR 105,400	429,043	(2,572)

		USD		EUR

EUR Currency Call	JPM	1.312	2/22/19	(100,000)	EUR 100,000	2,108,699	(1,768,500)

		USD		GBP

GBP Currency Call	CITNA-B	1.428	6/14/18	(100,000)	GBP 100,000	1,325,908	(1,281,100)

		HUF		HUF

HUF Currency Call	BOA	248.000	5/25/18	(12,400,000)	HUF 24,800,000	449,500	(272,800)

		HUF		HUF

HUF Currency Put	GSCO-OT	254.100	6/7/18	(12,705,000)	HUF 38,115,000	498,300	(609,840)

		EUR		EUR
Italian Republic Bonds
Call	JPM	123.860	6/19/18	(100,000)	EUR —	1,639,890	(3,536,240)

38        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		IDR		IDR

IDR Currency Call	GSCO-OT	12700.000	1/4/19	(1,587,500,000)	IDR 1,587,500,000	$415,749	$—

		IDR		IDR

IDR Currency Put	GSCO-OT	14000.000	5/3/18	(1,400,000,000)	IDR 2,804,900,000	2,066,600	(2,800,000)

		IDR		IDR

IDR Currency Put	GSCO-OT	14000.000	1/4/19	(1,750,000,000)	IDR 1,750,000,000	2,935,496	(3,500,000)

		IDR		IDR

IDR Currency Call	GSCO-OT	12700.000	2/1/19	(1,270,000,000)	IDR 2,544,445,000	488,400	—

		JPY		JPY

JPY Currency Call	BOA	96.750	3/21/19	(9,675,000)	JPY 9,675,000	1,423,500	(1,383,525)

		JPY		JPY

JPY Currency Put	BOA	106.500	6/26/18	(21,300,000)	JPY 21,300,000	1,592,000	(2,492,100)

		JPY		JPY

JPY Currency Put	CITNA-B	106.700	6/26/18	(21,340,000)	JPY 21,340,000	1,431,247	(2,326,060)

		JPY		JPY

JPY Currency Call	GSCO-OT	96.700	3/21/19	(9,670,000)	JPY 19,340,000	1,441,600	(1,373,140)

		KRW		KRW

KRW Currency Put	GSCO-OT	1158.250	3/4/19	(86,868,750)	KRW 173,737,500	1,297,500	(955,556)

		MXN		MXN

MXN Currency Put	GSCO-OT	21.975	2/15/19	(2,197,500)	MXN 4,845,488	2,411,200	(1,630,545)

		MXN		MXN

MXN Currency Put	GSCO-OT	21.756	8/20/18	(2,175,620)	MXN 2,175,620	1,595,000	(443,826)

		NOK		NOK

NOK Currency Put	BOA	7.830	6/14/18	(587,250)	NOK 587,250	772,500	(1,156,295)

		NOK		NOK

NOK Currency Put	GSCO-OT	7.802	6/27/18	(975,188)	NOK 1,755,338	1,318,750	(2,296,567)

		PLN		PLN

PLN Currency Put	CITNA-B	3.445	5/25/18	(172,250)	PLN 344,500	527,500	(485,573)

		PLN		PLN

PLN Currency Put	GSCO-OT	3.474	5/31/18	(260,513)	PLN 521,025	773,550	(567,396)

		RUB		RUB

RUB Currency Put	JPM	57.850	5/31/18	(2,892,500)	RUB 5,785,000	671,000	(743,373)

		RUB		RUB

RUB Currency Put	JPM	58.673	6/8/18	(2,933,625)	RUB 5,867,250	649,500	(592,592)

		SEK		SEK

SEK Currency Put	BOA	8.063	4/19/18	(806,250)	SEK 806,250	1,192,000	(3,343,519)

39        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Options Written (Continued)
Description	Counter -party	Exercise Price	Expiration Date	Number of Contracts (000’s)	Notional Amount (000’s)	Premiums Received	Value
		SEK		SEK

SEK Currency Put	GSCO-OT	8.433	6/29/18	(843,300)	SEK 1,686,600	$994,900	$(1,009,430)

		TRY		TRY

TRY Currency Put	CITNA-B	5.000	6/7/19	(375,000)	TRY 375,000	2,887,500	(2,402,250)

		TRY		TRY

TRY Currency Put	CITNA-B	5.000	6/20/19	(250,000)	TRY 250,000	1,980,000	(1,684,250)

		TRY		TRY

TRY Currency Put	GSCO-OT	5.020	5/31/19	(376,500)	TRY 376,500	2,895,450	(2,275,942)

		ZAR		ZAR

ZAR Currency Call	GSCO-OT	12.000	4/10/18	(1,200,000)	ZAR 1,200,000	732,800	(1,669,200)

		ZAR		ZAR

ZAR Currency Put	GSCO-OT	13.750	4/10/18	(1,375,000)	ZAR 1,375,000	701,100	(4,125)

		ZAR		ZAR

ZAR Currency Put	JPM	13.750	4/5/18	(1,237,500)	ZAR 1,375,000	561,870	(3,713)

		ZAR		ZAR

ZAR Currency Call	JPM	12.000	4/5/18	(1,080,000)	ZAR 1,200,000	869,310	(1,358,640)

		ZAR		ZAR

ZAR Currency Put	JPM	12.500	6/21/18	(1,250,000)	ZAR 1,250,000	1,652,500	(1,118,750)

Total Over-the-Counter Options Written						$64,081,030	$(67,742,178)

Centrally Cleared Credit Default Swaps at March 31, 2018
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/(Paid)	Value	Unrealized Appreciation/ (Depreciation)
Argentine Republic	Sell	5.000%	12/20/22	USD 3,000	$(306,214)	$319,392	$13,178

CDX.EM.29	Buy	1.000	6/20/23	USD 6,500	(128,122)	111,313	(16,809)

CDX.EM.29	Buy	1.000	6/20/23	USD 6,500	(128,700)	111,494	(17,206)

CDX.EM.29	Buy	1.000	6/20/23	USD 9,500	(170,630)	162,425	(8,205)

CDX.HY.30	Buy	5.000	6/20/23	USD 50,000	3,032,222	(3,097,627)	(65,405)

Federative Republic of Brazil	Buy	1.000	6/20/23	USD 6,500	(208,401)	190,297	(18,104)

Federative Republic of Brazil	Buy	1.000	6/20/23	USD 9,650	(314,060)	282,785	(31,275)

Federative Republic of Brazil	Sell	1.000	6/20/22	USD 15,000	928,605	(177,633)	750,972

Intesa Sanpaolo SpA	Buy	1.000	12/20/21	EUR 15,000	(548,711)	(247,388)	(796,099)

iTraxx Europe Crossover Series 29 Version 1	Buy	5.000	6/20/23	EUR 100,000	12,294,250	(12,610,634)	(316,384)

People’s Republic of China	Buy	1.000	6/20/23	USD 34,000	621,219	(613,781)	7,438

40        OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Credit Default Swaps (Continued)
Reference Asset	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Petrobras Global Finance BV	Sell	1.000%	12/20/20	USD 6,000	$61,070	$(9,156)	$51,914

Petrobras Global Finance BV	Sell	1.000	12/20/20	USD 6,000	60,552	(9,156)	51,396

Republic of Colombia	Buy	1.000	6/20/23	USD 7,000	(25,915)	17,536	(8,379)

Republic of Colombia	Buy	1.000	6/20/23	USD 25,000	(131,140)	62,629	(68,511)

Republic of Italy	Sell	1.000	12/20/21	USD 16,000	585,507	107,223	692,730

Republic of Korea	Buy	1.000	6/20/23	USD 51,400	1,282,244	(1,216,586)	65,658

Republic of South Africa Gover	Buy	1.000	6/20/23	USD 9,500	(260,719)	224,187	(36,532)

Republic of South Africa Gover	Buy	1.000	6/20/23	USD 43,000	(1,180,098)	1,014,743	(165,355)

Republic of South Africa Gover	Buy	1.000	6/20/23	USD 6,500	(177,853)	153,391	(24,462)

Republic of Turkey	Buy	1.000	6/20/23	USD 6,500	(284,602)	279,220	(5,382)

Total Centrally Cleared Credit Default Swaps					$15,000,504	$(14,945,326)	$55,178

Over-the-Counter Credit Default Swaps at March 31, 2018
Reference Asset	Counter- party	Buy/Sell Protection	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received/ (Paid)	Value	Unrealized Appreciation/ (Depreciation)
Eskom Holdings Soc Ltd.	GSCOI	Sell	1.000%	12/20/22	USD 9,500	$791,100	$(1,024,334)	$(233,234)

Federative Republic of Brazil	BNP	Sell	1.000	12/20/18	USD 10,265	812,157	46,534	858,691

Hellenic Republic	BAC	Sell	1.000	12/20/20	USD 25,000	1,925,913	(1,017,455)	908,458

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD 3,090	1,174,372	(74,029)	1,100,343

Hellenic Republic	BAC	Sell	1.000	3/20/20	USD 3,090	1,097,122	(74,029)	1,023,093

ICICI Bank Ltd.	GSCO-OT	Sell	1.000	12/20/19	USD 10,000	359,971	118,273	478,244

Idbi Bank Ltd./difc Dubai	BAC	Sell	1.000	12/20/22	USD 6,000	194,525	(110,354)	84,171

Idbi Bank Ltd./difc Dubai	BNP	Sell	1.000	12/20/22	USD 6,000	181,053	(110,354)	70,699

Oriental Republic of Uruguay	BOA	Sell	1.000	12/20/21	USD 14,802	267,519	186,022	453,541

State Bank of India	BNP	Sell	1.000	9/20/19	USD 13,035	537,811	144,835	682,646

Total Over-the-Counter Credit Default Swaps						$7,341,543	$(1,914,891)	$5,426,652

The table that follows shows the undiscounted maximum potential payment by the Fund related to selling credit protection in credit default swaps:

41        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Type of Reference Asset on which the Fund Sold Protection	Total Maximum Potential Payments for Selling Credit Protection (Undiscounted)	Amount Recoverable*	Reference Asset Rating Range**
Investment Grade Single
Name
Corporate Debt Indexes	$23,035,000		BBB-
Non-Investment Grade
Single
Name Corporate Debt	33,500,000		BB+ to CCC+
Investment Grade
Sovereign Debt	30,802,000		BBB
Non-Investment Grade
Sovereign Debt	59,445,000	$16,150,000	BB- to B
Total USD	$146,782,000	$16,150,000

* Amounts recoverable includes potential payments from related purchased protection for instances where the Fund is the seller of protection. In addition, the Fund has no recourse provisions under the credit derivatives and holds no collateral which can offset or reduce potential payments under a triggering event.

** The period end reference asset security ratings, as rated by any rating organization, are included in the equivalent Standard & Poor’s rating category. The reference asset rating represents the likelihood of a potential credit event on the reference asset which would result in a related payment by the Fund.

Centrally Cleared Interest Rate Swaps at March 31, 2018

Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)

		Six-Month EUR
BAC	Receive	EURIBOR	1.123%	3/8/28	EUR 8,250	$—	$(168,596)	$(168,596)

		Six-Month HUF			HUF
BAC	Receive	BUBOR	0.980	6/27/22	3,000,000	—	(169,519)	(169,519)

		Three-Month USD
BOA	Receive	BBA LIBOR	1.985	10/17/22	USD 20,900	—	516,631	516,631

		Three-Motnh CAD
BOA	Receive	BA CDOR	2.720	5/1/28	CAD 211,000	—	(3,032,047)	(3,032,047)

		MXN TIIE
BOA	Pay	BANXICO	6.500	11/20/26	MXN 500,000	(47)	(1,949,200)	(1,949,247)

		MXN TIIE			MXN
BOA	Pay	BANXICO	6.500	11/24/26	1,000,000	(15)	(3,895,787)	(3,895,802)

		Six-Month HUF			HUF
CITNA-B	Pay	BUBOR	2.205	3/8/28	2,750,000	—	216,038	216,038

		MXN TIIE			MXN
CITNA-B	Pay	BANXICO	7.920	9/13/18	2,800,000	—	15,634	15,634

		Three-Month ZAR
CITNA-B	Pay	JIBAR SAFEX	8.590	1/23/28	ZAR 508,000	—	351,017	351,017

		Six-Month PLN
GSCOI	Receive	WIBOR WIBO	2.580	2/6/23	PLN 115,000	—	383,959	383,959

		MXN TIIE
GSCOI	Pay	BANXICO	7.200	10/10/22	MXN 440,000	—	(192,646)	(192,646)

GSCOI	Pay	BZDI	9.825	7/1/20	BRL 892,000	—	484,838	484,838

		Six-Month EUR
GSCOI	Receive	EURIBOR	1.596	4/4/28	EUR 64,000	—	26,183	26,183

42        OPPENHEIMER INTERNATIONAL BOND FUND

Centrally Cleared Interest Rate Swaps (Continued)

Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized Appreciation/ (Depreciation)

		MXN TIIE
GSCOI	Pay	BANXICO	7.350%	3/11/22	MXN 330,000	$—	$(29,515)	$(29,515)

		Six-Month PLN
GSCOI	Pay	WIBOR WIBO	1.780	6/10/21	PLN 200,000	(30,941)	(43,754)	(74,695)

		Six-Month PLN
GSCOI	Receive	WIBOR WIBO	1.775	10/10/21	PLN 95,000	3,197	(349,101)	(345,904)

		Three-Month ZAR
GSCOI	Pay	JIBAR SAFEX	7.940	3/27/27	ZAR 178,500	—	380,408	380,408

		Six-Month CHF
GSCOI	Pay	BBA LIBOR	0.884	4/4/28	CHF 72,000	—	(45,300)	(45,300)

		MXN TIIE			MXN
JPM	Pay	BANXICO	8.000	8/27/18	2,820,000	—	72,431	72,431

		MXN TIIE
JPM	Receive	BANXICO	8.040	2/11/28	MXN 264,000	—	(383,067)	(383,067)

		MXN TIIE			MXN
JPM	Pay	BANXICO	7.895	2/21/20	1,000,000	—	277,490	277,490

		Six-Month PLN
JPM	Pay	WIBOR WIBO	2.315	1/15/26	PLN 90,200	(23,445)	(657,400)	(680,845)

JPM	Pay	BZDI	9.865	1/4/21	BRL 248,000	—	3,498,044	3,498,044

		Three-Month USD
JPM	Receive	BBA LIBOR	2.097	6/8/27	USD 12,000	—	579,682	579,682

JPM	Pay	BZDI	10.500	7/1/20	BRL 880,000	—	1,106,980	1,106,980

JPM	Receive	BZDI	9.520	1/2/19	BRL 226,000	—	(1,994,874)	(1,994,874)

		Six-Month PLN
JPM	Pay	WIBOR WIBO	2.090	1/11/22	PLN 160,000	—	(139,290)	(139,290)

		Three-Month USD
JPM	Receive	BBA LIBOR	2.118	3/20/22	USD 15,675	—	328,410	328,410

JPM	Receive	BZDI	10.050	1/2/23	BRL 94,500	—	(1,108,832)	(1,108,832)

JPM	Receive	BZDI	7.535	1/2/19	BRL 284,000	—	(895,037)	(895,037)

		MXN TIIE
JPM	Receive	BANXICO	7.480	11/17/27	MXN 260,000	—	172,193	172,193

		MXN TIIE
JPM	Pay	BANXICO	7.450	11/27/19	MXN 990,000	—	(194,167)	(194,167)

JPM	Receive	BZDI	9.400	1/4/21	BRL 131,000	—	1,492,589	1,492,589

JPM	Receive	BZDI	9.395	1/2/23	BRL 97,600	—	(574,412)	(574,412)

JPM	Pay	BZDI	8.840	1/4/21	BRL 264,000	—	1,938,728	1,938,728

SIB	Receive	BZDI	10.230	1/2/25	BRL 95,000	—	(841,742)	(841,742)

Total Centrally Cleared Interest Rate Swaps						$(51,251)	$(4,823,031)	$(4,874,282)

Over-the-Counter Interest Rate Swaps at March 31, 2018

Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized/ Appreciation (Depreciation)

		Three-Month
		COP IBR OIS			COP
BNP	Receive	Compound	4.890%	6/27/19	53,000,000	$—	$(132,854)	$(132,854)

					INR
BOA	Pay	NSERO	6.700	3/8/20	15,757,500	—	56,450	56,450

43        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaps (Continued)

Counter- party	Pay/Receive Floating Rate	Floating Rate	Fixed Rate	Maturity Date	Notional Amount (000’s)	Premiums Received / (Paid)	Value	Unrealized/ Appreciation (Depreciation)

		Six-Month INR
		FBIL MIBOR OIS			INR
BOA	Receive	Compound	6.705%	3/8/23	3,602,500	$—	$8,347	$8,347

					INR
BOA	Pay	NSERO	6.623	3/20/20	7,200,000	—	(48,091)	(48,091)

		Six-Month INR
		FBIL MIBOR OIS			INR
BOA	Receive	Compound	6.620	3/20/23	1,620,000	—	97,792	97,792

		Three-Month
		COP IBR OIS			COP
DEU	Pay	Compound	5.030	4/28/20	100,000,000	—	401,444	401,444

		Six-Month CLP			CLP
GSCOI	Pay	TNA	2.530	8/2/19	34,000,000	—	(202,229)	(202,229)

		Six-Month CLP			CLP
GSCOI	Pay	TNA	3.380	9/14/22	13,500,000	—	(169,890)	(169,890)

		CNY-
GSCOI	Receive	CNREPOFIX=CFXS	3.785	3/27/23	CNY 281,500	—	(110,890)	(110,890)

		Three-Month
		COP IBR OIS			COP
GSCOI	Pay	Compound	6.470	9/29/26	55,000,000	—	817,118	817,118

		Three-Month
		COP IBR OIS			COP
GSCOI	Pay	Compound	5.175	4/20/20	88,000,000	—	460,188	460,188

		Three-Month
		COP IBR OIS			COP
JPM	Pay	Compound	7.300	6/1/26	39,425,000	—	1,429,901	1,429,901

		Three-Month
		COP IBR OIS			COP
JPM	Pay	Compound	5.700	3/8/19	199,335,000	—	1,062,154	1,062,154

		Three-Month
		COP IBR OIS			COP
JPM	Pay	Compound	4.990	5/2/20	105,000,000	—	389,152	389,152

		One-Week CNY
JPM	Receive	CNREPOFIX=CFXS	3.940	4/19/22	CNY 380,000	—	(728,043)	(728,043)

		Five-Year EUR
JPM	Pay	CPI EXT	2.080	5/24/37	EUR 50,000	—	(47,101)	(47,101)

		Three-Month
		COP IBR OIS			COP
JPM	Receive	Compound	4.880	6/27/19	27,000,000	—	(66,484)	(66,484)

		Five-Year EUR
JPM	Receive	CPI EXT	1.603	5/24/27	EUR 50,000	—	62,682	62,682

		Three-Month
		COP IBR OIS			COP
SIB	Pay	Compound	6.280	7/13/27	20,000,000	—	185,079	185,079

Total Over-the-Counter Interest Rate Swaps						$—	$3,464,725	$3,464,725

44        OPPENHEIMER INTERNATIONAL BOND FUND

Over-the-Counter Total Return Swaps at March 31, 2018

Reference Asset	Counter- party	Pay/Receive Total Return*	Floating Rate	Maturity Date	Notional Amount (000’s)	Value	Unrealized Appreciation/ (Depreciation)

iBoxx EUR Liquid
High Yield Index			Three-Month
Series 1 Version 1	JPM	Receive	EURIBOR	6/26/18	EUR 150,000	$393,664	$393,664

* Fund will pay or receive the total return of the reference asset depending on whether the return is positive or negative. For contracts where the Fund has elected to receive the total return of the reference asset if positive, it will be responsible for paying the floating rate and the total return of the reference asset if negative. If the Fund has elected to pay the total return of the reference asset if positive, it will receive the floating rate and the total return of the reference asset if negative.

Over-the-Counter Credit Default Swaptions Written at March 31, 2018

Description	Counter- party	Buy/Sell Protection	Reference Asset	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

			iTraxx
			Europe
Credit Default Swap			Crossover
Maturing 12/20/22			Series 28
Call	JPM	Buy	Version 1	2.250%	4/18/18 EUR	200,000	$342,017	$(91,299)

Credit Default Swap
Maturing 6/20/23			CDX.
Call	JPM	Sell	NA.HY.30	104.000	6/20/18 USD	100,000	940,000	(900,730)

Total Over-the-Counter Credit Default Swaptions Written							$1,282,017	$(992,029)

Over-the-Counter Interest Rate Swaptions Written at March 31, 2018

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

Six-
Interest Rate			Month
Swap Maturing			GBP BBA
9/5/23 Call	BAC	Pay	LIBOR	1.701%	9/5/18	GBP 100,000	$539,994	$(417,363)

Six-
Interest Rate			Month
Swap Maturing			GBP BBA
9/5/48 Call	BAC	Pay	LIBOR	1.881	9/5/18	GBP 20,000	553,840	(285,687)

Six-
Interest Rate			Month
Swap Maturing			EUR
4/11/28 Call	BAC	Receive	EURIBOR	1.521	4/9/18	EUR 205,500	1,009,080	(37,749)

Six-
Interest Rate			Month
Swap Maturing			EUR
6/29/48 Call	BAC	Receive	EURIBOR	1.400	6/27/18	EUR 17,500	174,150	(160,493)

Six-
Interest Rate			Month
Swap Maturing			EUR
6/29/48 Call	BAC	Pay	EURIBOR	1.650	6/27/18	EUR 17,500	117,752	(120,588)

45        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Over-the-Counter Interest Rate Swaptions Written (Continued)

Description	Counter- party	Pay/ Receive Floating Rate	Floating Rate	Fixed Rate	Expiration Date	Notional Amount (000’s)	Premiums Received	Value

			Three-
Interest Rate			Month
Swap Maturing			USD BBA
2/23/28 Call	BOA	Pay	LIBOR	3.285%	2/21/23	USD 1,000,000	$23,500,000	$ (20,042,620)

			Three-
Interest Rate			Month
Swap Maturing			USD BBA
8/1/23 Call	BOA	Pay	LIBOR	2.350	7/30/18	USD 237,500	1,737,500	(4,629,369)

			Three-
Interest Rate			Month
Swap Maturing			USD BBA
3/18/24 Call	BOA	Receive	LBOR	2.850	3/14/19	USD 150,000	1,621,500	(2,064,486)

			Three-
Interest Rate			Month
Swap Maturing			USD BBA
5/4/48 Call	BOA	Pay	LIBOR	3.208	5/2/18	USD 100,000	930,000	(40,672)

			Three-
Interest Rate			Month
Swap Maturing			USD BBA
6/12/48 Call	BOA	Pay	LIBOR	3.210	6/8/18	USD 125,000	1,737,500	(278,250)

			Three-
Interest Rate			Month
Swap Maturing			USD BBA
11/12/54 Call	GSCOI	Pay	LIBOR	3.133	11/9/20	USD 200,000	10,320,000	(12,465,798)

			Six-
Interest Rate			Month
Swap Maturing			EUR
11/25/30 Call	JPM	Pay	EURIBOR	2.750	11/23/20	EUR 657,800	5,723,071	(5,340,242)

			Six-
Interest Rate			Month
Swap Maturing			EUR
9/17/67 Call	JPM	Pay	EURIBOR	3.100	9/15/37	EUR 200,000	19,261,235	(16,975,795)

			Six-
Interest Rate			Month
Swap Maturing			EUR
5/17/23 Call	JPM	Pay	EURIBOR	0.784	5/15/18	EUR 750,000	842,366	(10,456)

			Three-
			Month
Interest Rate			SEK
Swap Maturing			STIBOR
7/19/23 Call	JPM	Pay	SIDE	0.765	7/17/18	SEK 1,000,000	748,242	(211,895)

			Six-
Interest Rate			Month
Swap Maturing			EUR
11/30/48 Call	JPM	Pay	EURIBOR	1.595	5/29/18	EUR 100,000	3,620,328	(958,125)

Total Over-the-Counter Interest Rate Swaptions Written							$72,436,558	$(64,039,588)

Glossary:
Counterparty Abbreviations
BAC	Barclays Bank plc
BNP	BNP Paribas

46        OPPENHEIMER INTERNATIONAL BOND FUND

Counterparty Abbreviations (Continued)
BOA	Bank of America NA
CITNA-B	Citibank NA
DEU	Deutsche Bank AG
GSCOI	Goldman Sachs International
GSCO-OT	Goldman Sachs Bank USA
HSBC	HSBC Bank USA NA
JPM	JPMorgan Chase Bank NA
SIB	Banco Santander SA
TDB	Toronto Dominion Bank

Currency abbreviations indicate amounts reporting in currencies
ARS	Argentine Peso
AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
CLP	Chilean Peso
CNY	Chinese Renminbi
COP	Colombian Peso
DKK	Danish Krone
EGP	Egyptian Pounds
EUR	Euro
GBP	British Pound Sterling
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Nuevo Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PEN	Peruvian New Sol
PHP	Philippine Peso
PLN	Polish Zloty
RUB	Russian Ruble
SEK	Swedish Krona
SGD	Singapore Dollar
THB	Thailand Baht
TRY	New Turkish Lira
UAH	Ukraine Hryvnia
UYU	Uruguay Peso
ZAR	South African Rand

Definitions
BA CDOR	Canada Bankers Acceptances Deposit Offering Rate
BADLARPP	Argentina Deposit Rates Badlar Private Banks ARS 30 to 35 Days
BANXICO	Banco de Mexico
BBA	British Bankers’ Association
BBA LIBOR	British Bankers’ Association London - Interbank Offered Rate

47        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF INVESTMENTS Unaudited / Continued

Definitions (Continued)
BBR	Bank Bill Rate
BBSW	Bank Bill Swap Reference Rate (Australian Financial Market)
BP0003M	ICE LIBOR GBP 3 Month
BP0006M	ICE LIBOR GBP 6 Month
BPSW5	GBP Swap 5 Year
BUBOR	Budapest Interbank Offered Rate
BZDI	Brazil Interbank Deposit Rate
CD	Certificate of Deposit
CDX.EM.29	Markit CDX Emerging Markets Index
CDX.HY.30	Markit CDX High Yield Index
CNREPOFIX=CFXS	Repurchase Fixing Rates
CPI EXT	Excluding Tobacco Consumer Price Index
EUR003M	EURIBOR 3 Month ACT/360
EUR006M	EURIBOR 6 Month ACT/360
EURIBOR	Euro Interbank Offered Rate
EUSA12	EUR Swap Annual 12 Year
EUSA5	EUR Swap Annual 5 Year
FBIL	Financial Benchmarks India Private Ltd.
GUKG5	UK Government Bonds 5 Year Note Generic Bid Yield
H15T10Y	US Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T5Y	US Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IBR	Indicador Bancario de Referencia
iTraxx Europe
Crossover Series 28
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
iTraxx Europe
Crossover Series 29
Version 1	Credit Default Swap Trading Index for a Specific Basket of Securities
JIBAR SAFEX	South Africa Johannesburg Interbank Agreed Rate/Futures Exchange
KSDA	Korean Securities Dealers Assn.
LIBOR	London Interbank Offered Rate
MIBOR	Mumbai Interbank Offered Rate
NSERO	India Rupee Floating Rate
OAT	French Government Bonds
OIS	Overnight Index Swap
STIBOR SIDE	Stockholm Interbank Offered Rate
TIIE	Interbank Equilibrium Interest Rate
TNA	Non-Deliverable CLP Camara
US0003M	ICE LIBOR USD 3 Month
US0006M	ICE LIBOR USD 6 Month
USISDA05	USD ICE Swap Rate 11:00am NY 5 Year
USSW10	USD Swap Semi 30/360 10 Year
USSW5	USD Swap Semi 30/360 5 Year
WIBOR WIBO	Poland Warsaw Interbank Offer Bid Rate

See accompanying Notes to Consolidated Financial Statements.

48        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES March 31, 2018 Unaudited

Assets

Investments, at value—see accompanying consolidated statement of investments:
Unaffiliated companies (cost $5,305,120,733)	$5,354,855,045
Affiliated companies (cost $563,447,343)	563,447,343

5,918,302,388
Cash	73,827,590
Cash—foreign currencies (cost $6,462,266)	6,441,604
Cash used for collateral on futures	9,112,000
Cash used for collateral on OTC derivatives	33,789,465
Cash used for collateral on centrally cleared swaps	51,965,161
Unrealized appreciation on forward currency exchange contracts	25,286,638
Swaps, at value (premiums received $1,977,458)	5,859,635
Centrally cleared swaps, at value (net premiums paid $2,730,947)	14,877,890
Receivables and other assets:
Interest, dividends and principal paydowns	76,981,089
Investments sold	52,289,422
Shares of beneficial interest sold	11,323,129
Other	436,546

Total assets	6,280,492,557
Liabilities
Unrealized depreciation on forward currency exchange contracts	54,112,251
Options written, at value (premiums received $64,081,030)	67,742,178
Swaps, at value (premiums received $5,364,085)	3,916,137
Centrally cleared swaps, at value (net premiums received $17,680,200)	34,646,247
Swaptions written, at value (premiums received $73,718,575)	65,031,617
Payables and other liabilities:
Investments purchased (including $6,455,000 purchased on a when-issued or delayed delivery basis)	173,206,130
Shares of beneficial interest redeemed	10,043,935
Dividends	1,399,531
Distribution and service plan fees	372,245
Trustees’ compensation	342,271
Variation margin payable	53,503
Shareholder communications	14,415
Other	506,014

Total liabilities	411,386,474
Net Assets	$5,869,106,083

49        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

ASSETS AND LIABILITIES Unaudited / Continued

Composition of Net Assets
Par value of shares of beneficial interest	$971,504
Additional paid-in capital	6,008,659,412
Accumulated net investment loss	(141,186,770)
Accumulated net realized loss on investments and foreign currency transactions	(27,114,750)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	27,776,687

Net Assets	$5,869,106,083

Net Asset Value Per Share
Class A Shares:

Net asset value and redemption price per share (based on net assets of $1,269,527,130 and 210,003,859 shares of beneficial interest outstanding)	$6.05

Maximum offering price per share (net asset value plus sales charge of 4.75% of offering price)	$6.35

Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,012,647 and 333,940 shares of beneficial interest outstanding)	$6.03

Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $355,673,246 and 59,054,007 shares of beneficial interest outstanding)	$6.02

Class I Shares:

Net asset value, redemption price and offering price per share (based on net assets of $1,330,647,649 and 220,381,733 shares of beneficial interest outstanding)	$6.04

Class R Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $128,680,713 and 21,348,074 shares of beneficial interest outstanding)	$6.03

Class Y Shares:

Net asset value, redemption price and offering price per share (based on net assets of $2,782,564,698 and 460,382,481 shares of beneficial interest outstanding)	$6.04

See accompanying Notes to Consolidated Financial Statements.

50        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS For the Six Months Ended March 31, 2018 Unaudited

Investment Income
Interest (net of foreign withholding taxes of $2,044,608)	$139,547,234
Dividends—Affiliated companies	1,682,742

Total investment income	141,229,976
Expenses
Management fees	14,778,159
Distribution and service plan fees:
Class A	1,559,600
Class B	19,331
Class C	1,796,227
Class R	319,319
Transfer and shareholder servicing agent fees:
Class A	1,233,789
Class B	3,915
Class C	351,529
Class I	178,268
Class R	125,242
Class Y	2,393,040
Shareholder communications:
Class A	17,200
Class C	3,988
Class I	1,529
Class Y	33,811
Custodian fees and expenses	516,154
Borrowing fees	97,935
Trustees’ compensation	85,051
Other	83,104

Total expenses	23,597,191
Less reduction to custodian expenses	(16,377)
Less waivers and reimbursements of expenses	(667,813)

Net expenses	22,913,001
Net Investment Income	118,316,975

51        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENT OF

OPERATIONS Unaudited / Continued

Realized and Unrealized Gain (Loss)
Net realized gain (loss) on:
Investment transactions in unaffiliated companies (includes premiums on options exercised)	$111,173,483
Option contracts written	20,131,072
Futures contracts	(828,987)
Foreign currency transactions	1,090,110
Forward currency exchange contracts	16,072,934
Swap contracts	(4,237,240)
Swaption contracts written	1,093,946

Net realized gain	144,495,318
Net change in unrealized appreciation/depreciation on:
Investment transactions in unaffiliated companies	(43,103,622)
Translation of assets and liabilities denominated in foreign currencies	6,853,551
Forward currency exchange contracts	(21,484,267)
Futures contracts	(871,405)
Option contracts written	(1,844,514)
Swap contracts	(2,994,444)
Swaption contracts written	5,117,291

Net change in unrealized appreciation/depreciation	(58,327,410)
Net Increase in Net Assets Resulting from Operations	$204,484,883

See accompanying Notes to Consolidated Financial Statements.

52        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017
Operations
Net investment income	$118,316,975	$217,597,882
Net realized gain (loss)	144,495,318	(68,057,795)
Net change in unrealized appreciation/depreciation	(58,327,410)	75,676,269
Net increase in net assets resulting from operations	204,484,883	225,216,356
Dividends and/or Distributions to Shareholders
Dividends from net investment income:
Class A	(26,669,666)	(24,160,850)
Class B	(66,694)	(163,103)
Class C	(6,237,065)	(6,044,910)
Class I	(27,484,211)	(25,211,947)
Class R	(2,545,320)	(2,185,147)
Class Y	(55,097,536)	(37,761,200)
	(118,100,492)	(95,527,157)
Tax return of capital distribution:
Class A	—	(39,941,064)
Class B	—	(269,630)
Class C	—	(9,993,031)
Class I	—	(41,678,665)
Class R	—	(3,612,336)
Class Y	—	(62,424,233)
	—	(157,918,959)
Beneficial Interest Transactions
Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A	(31,708,337)	(321,216,991)
Class B	(4,333,659)	(11,594,539)
Class C	(19,858,664)	(120,082,457)
Class I	118,040,924	(419,205,515)
Class R	(4,503,950)	(14,905,760)
Class Y	396,872,764	270,216,022
	454,509,078	(616,789,240)
Net Assets
Total increase (decrease)	540,893,469	(645,019,000)
Beginning of period	5,328,212,614	5,973,231,614
End of period (including accumulated net investment loss of $141,186,770 and $141,403,253, respectively)	$5,869,106,083	$5,328,212,614

See accompanying Notes to Consolidated Financial Statements.

53        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS

Class A	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$5.95	$5.95	$5.62	$6.01	$6.09	$6.54

Income (loss) from investment operations:
Net investment income[1]	0.13	0.23	0.22	0.18	0.19	0.23
Net realized and unrealized gain (loss)	0.10	0.03	0.33	(0.39)	(0.08)	(0.40)

Total from investment operations	0.23	0.26	0.55	(0.21)	0.11	(0.17)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.10)	(0.10)	(0.14)	(0.07)	(0.24)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[2]	(0.04)
Tax return of capital distribution	0.00	(0.16)	(0.12)	(0.04)	(0.12)	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.26)	(0.22)	(0.18)	(0.19)	(0.28)

Net asset value, end of period	$6.05	$5.95	$5.95	$5.62	$6.01	$6.09

Total Return, at Net Asset Value[3]	3.84%	4.67%	9.95%	(3.57)%	1.86%	(2.77)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,269,527	$1,280,770	$1,611,584	$2,010,994	$3,104,220	$4,794,923

Average net assets (in thousands)	$1,267,930	$1,391,397	$1,753,796	$2,556,904	$4,022,858	$5,586,929

Ratios to average net assets:[4]
Net investment income	4.22%	3.94%	3.78%	3.03%	3.16%	3.61%
Expenses excluding specific
expenses listed below	1.02%	1.05%	1.05%	1.02%	1.02%	1.01%
Interest and fees from
borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.02%	1.05%	1.05%	1.02%	1.02%	1.01%
Expenses after payments,
waivers and/or
reimbursements and reduction
to custodian expenses	0.99%	1.02%	1.03%	1.02%[7]	1.02%[7]	1.01%[7]

Portfolio turnover rate	55%	96%	128%	111%	108%	105%

54        OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.03%
Year Ended September 30, 2017	1.06%
Year Ended September 30, 2016	1.05%
Year Ended September 30, 2015	1.02%
Year Ended September 30, 2014	1.02%
Year Ended September 30, 2013	1.01%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

55        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class B	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$5.93	$5.92	$5.60	$5.99	$6.07	$6.51

Income (loss) from investment operations:
Net investment income[1]	0.10	0.19	0.17	0.13	0.14	0.18
Net realized and unrealized gain (loss)	0.10	0.04	0.32	(0.38)	(0.08)	(0.40)

Total from investment operations	0.20	0.23	0.49	(0.25)	0.06	(0.22)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.08)	(0.07)	(0.11)	(0.05)	(0.18)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[2]	(0.04)
Tax return of capital distribution	0.00	(0.14)	(0.10)	(0.03)	(0.09)	0.00

Total dividends and/or distributions to shareholders	(0.10)	(0.22)	(0.17)	(0.14)	(0.14)	(0.22)

Net asset value, end of period	$6.03	$5.93	$5.92	$5.60	$5.99	$6.07

Total Return, at Net Asset Value[3]	3.45%	4.07%	8.96%	(4.32)%	1.06%	(3.46)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,012	$6,287	$18,210	$39,835	$73,164	$128,905

Average net assets (in thousands)	$3,854	$10,918	$25,916	$56,357	$99,269	$165,674

Ratios to average net assets:[4]
Net investment income	3.48%	3.32%	2.95%	2.27%	2.38%	2.77%
Expenses excluding specific expenses listed below	1.79%	1.80%	1.81%	1.77%	1.81%	1.85%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.79%	1.80%	1.81%	1.77%	1.81%	1.85%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.76%	1.77%	1.79%	1.77%[7]	1.81%[7]	1.85%[7]

Portfolio turnover rate	55%	96%	128%	111%	108%	105%

56        OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.80%
Year Ended September 30, 2017	1.81%
Year Ended September 30, 2016	1.81%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.81%
Year Ended September 30, 2013	1.85%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

57        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class C	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017		Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$5.93	$5.92		$5.60	$5.99	$6.07	$6.51

Income (loss) from investment operations:
Net investment income[1]	0.10	0.18		0.17	0.13	0.15	0.19
Net realized and unrealized gain (loss)	0.09	0.05		0.32	(0.38)	(0.08)	(0.40)

Total from investment operations	0.19	0.23		0.49	(0.25)	0.07	(0.21)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.10)	(0.08)		(0.07)	(0.11)	(0.06)	(0.19)
Distributions from net realized gain	0.00	0.00		0.00	0.00	(0.00)[2]	(0.04)
Tax return of capital distribution	0.00	(0.14)		(0.10)	(0.03)	(0.09)	0.00

Total dividends and/or distributions to shareholders	(0.10)	(0.22)		(0.17)	(0.14)	(0.15)	(0.23)

Net asset value, end of period	$6.02	$5.93		$5.92	$5.60	$5.99	$6.07

Total Return, at Net Asset Value[3]	3.46%	3.89%	[4]	8.97%	(4.31)%	1.13%	(3.30)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$355,673	$369,679		$493,319	$585,788	$858,281	$1,238,931

Average net assets (in thousands)	$360,690	$414,939		$524,002	$713,793	$1,033,206	$1,509,389

Ratios to average net assets:[5] Net investment income	3.47%	3.20%		3.04%	2.30%	2.45%	2.93%
Expenses excluding specific expenses listed below	1.77%	1.80%		1.80%	1.77%	1.74%	1.69%
Interest and fees from borrowings	0.00%[6]	0.00%[6]		0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	1.77%	1.80%		1.80%	1.77%	1.74%	1.69%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.74%	1.77%		1.78%	1.77%[8]	1.74%[8]	1.69%[8]

Portfolio turnover rate	55%	96%		128%	111%	108%	105%

58        OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.78%
Year Ended September 30, 2017	1.81%
Year Ended September 30, 2016	1.80%
Year Ended September 30, 2015	1.77%
Year Ended September 30, 2014	1.74%
Year Ended September 30, 2013	1.69%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

59        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class I	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$5.94	$5.94	$5.61	$6.00	$6.08	$6.53

Income (loss) from investment operations:
Net investment income[1]	0.14	0.25	0.24	0.21	0.22	0.24
Net realized and unrealized gain (loss)	0.10	0.04	0.33	(0.39)	(0.08)	(0.38)

Total from investment operations	0.24	0.29	0.57	(0.18)	0.14	(0.14)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.14)	(0.11)	(0.10)	(0.16)	(0.09)	(0.27)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[2]	(0.04)
Tax return of capital distribution	0.00	(0.18)	(0.14)	(0.05)	(0.13)	0.00

Total dividends and/or distributions to shareholders	(0.14)	(0.29)	(0.24)	(0.21)	(0.22)	(0.31)

Net asset value, end of period	$6.04	$5.94	$5.94	$5.61	$6.00	$6.08

Total Return, at Net Asset Value[3]	4.05%	5.12%	10.45%	(3.16)%	2.32%	(2.31)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$1,330,648	$1,194,372	$1,631,480	$1,154,225	$779,478	$542,637

Average net assets (in thousands)	$1,192,762	$1,327,997	$1,406,045	$918,521	$611,312	$206,805

Ratios to average net assets:[4] Net investment income	4.63%	4.37%	4.28%	3.54%	3.58%	3.95%
Expenses excluding specific expenses listed below	0.60%	0.61%	0.60%	0.57%	0.56%	0.57%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	0.60%	0.61%	0.60%	0.57%	0.56%	0.57%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.58%	0.59%	0.58%	0.57%[7]	0.56%[7]	0.57%[7]

Portfolio turnover rate	55%	96%	128%	111%	108%	105%

60        OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.61%
Year Ended September 30, 2017	0.62%
Year Ended September 30, 2016	0.60%
Year Ended September 30, 2015	0.57%
Year Ended September 30, 2014	0.56%
Year Ended September 30, 2013	0.57%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

61        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class R	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$5.93	$5.93	$5.60	$5.99	$6.07	$6.52

Income (loss) from investment operations:
Net investment income[1]	0.12	0.21	0.20	0.16	0.17	0.20
Net realized and unrealized gain (loss)	0.10	0.04	0.33	(0.39)	(0.08)	(0.40)

Total from investment operations	0.22	0.25	0.53	(0.23)	0.09	(0.20)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.12)	(0.09)	(0.09)	(0.12)	(0.07)	(0.21)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[2]	(0.04)
Tax return of capital distribution	0.00	(0.16)	(0.11)	(0.04)	(0.10)	0.00

Total dividends and/or distributions to shareholders	(0.12)	(0.25)	(0.20)	(0.16)	(0.17)	(0.25)

Net asset value, end of period	$6.03	$5.93	$5.93	$5.60	$5.99	$6.07

Total Return, at Net Asset Value[3]	3.71%	4.41%	9.70%	(3.84)%	1.55%	(3.16)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$128,681	$131,112	$146,479	$166,932	$216,721	$252,758

Average net assets (in thousands)	$128,604	$133,661	$149,525	$192,512	$234,841	$290,208

Ratios to average net assets:[4]
Net investment income	3.98%	3.67%	3.54%	2.81%	2.84%	3.19%
Expenses excluding specific expenses listed below	1.27%	1.30%	1.29%	1.27%	1.35%	1.53%
Interest and fees from borrowings	0.00%[5]	0.00%[5]	0.00%[5]	0.00%[5]	0.00%	0.00%

Total expenses[6]	1.27%	1.30%	1.29%	1.27%	1.35%	1.53%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	1.24%	1.27%	1.27%	1.27%[7]	1.32%	1.43%

Portfolio turnover rate	55%	96%	128%	111%	108%	105%

62        OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. Annualized for periods less than one full year.

5. Less than 0.005%.

6. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	1.28%
Year Ended September 30, 2017	1.31%
Year Ended September 30, 2016	1.29%
Year Ended September 30, 2015	1.27%
Year Ended September 30, 2014	1.35%
Year Ended September 30, 2013	1.53%

7. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

63        OPPENHEIMER INTERNATIONAL BOND FUND

CONSOLIDATED FINANCIAL HIGHLIGHTS Continued

Class Y	Six Months Ended March 31, 2018 (Unaudited)	Year Ended September 30, 2017	Year Ended September 30, 2016	Year Ended September 30, 2015	Year Ended September 30, 2014	Year Ended September 30, 2013
Per Share Operating Data
Net asset value, beginning of period	$5.95	$5.95	$5.61	$6.01	$6.09	$6.53

Income (loss) from investment operations:
Net investment income[1]	0.13	0.24	0.23	0.20	0.21	0.25
Net realized and unrealized gain (loss)	0.09	0.04	0.34	(0.41)	(0.08)	(0.40)

Total from investment operations	0.22	0.28	0.57	(0.21)	0.13	(0.15)

Dividends and/or distributions to shareholders:
Dividends from net investment income	(0.13)	(0.11)	(0.10)	(0.15)	(0.08)	(0.25)
Distributions from net realized gain	0.00	0.00	0.00	0.00	(0.00)[2]	(0.04)
Tax return of capital distribution	0.00	(0.17)	(0.13)	(0.04)	(0.13)	0.00

Total dividends and/or distributions to shareholders	(0.13)	(0.28)	(0.23)	(0.19)	(0.21)	(0.29)

Net asset value, end of period	$6.04	$5.95	$5.95	$5.61	$6.01	$6.09

Total Return, at Net Asset Value[3]	3.97%	4.75%[4]	10.42%	(3.50)%	2.14%	(2.36)%

Ratios/Supplemental Data
Net assets, end of period (in thousands)	$2,782,565	$2,345,993	$2,072,160	$2,781,868	$3,431,584	$3,946,008

Average net assets (in thousands)	$2,476,764	$2,088,382	$2,399,267	$3,128,046	$3,532,821	$4,710,455

Ratios to average net assets:[5]
Net investment income	4.47%	4.13%	4.03%	3.32%	3.43%	3.88%
Expenses excluding specific expenses listed below	0.77%	0.80%	0.80%	0.77%	0.74%	0.74%
Interest and fees from borrowings	0.00%[6]	0.00%[6]	0.00%[6]	0.00%[6]	0.00%	0.00%

Total expenses[7]	0.77%	0.80%	0.80%	0.77%	0.74%	0.74%
Expenses after payments, waivers and/or reimbursements and reduction to custodian expenses	0.74%	0.77%	0.78%	0.77%[8]	0.74%[8]	0.74%[8]

Portfolio turnover rate	55%	96%	128%	111%	108%	105%

64        OPPENHEIMER INTERNATIONAL BOND FUND

1. Per share amounts calculated based on the average shares outstanding during the period.

2. Less than $0.005 per share.

3. Assumes an initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods less than one full year. Returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

4. The return does not include adjustments in accordance with generally accepted accounting principles required at the period end for financial reporting purposes.

5. Annualized for periods less than one full year.

6. Less than 0.005%.

7. Total expenses including indirect expenses from affiliated fund fees and expenses were as follows:

Six Months Ended March 31, 2018	0.78%
Year Ended September 30, 2017	0.81%
Year Ended September 30, 2016	0.80%
Year Ended September 30, 2015	0.77%
Year Ended September 30, 2014	0.74%
Year Ended September 30, 2013	0.74%

8. Waiver was less than 0.005%.

See accompanying Notes to Consolidated Financial Statements.

65        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS March 31, 2018 Unaudited

1. Organization

Oppenheimer International Bond Fund (the “Fund”) is a non-diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek total return. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

The Fund offers Class A, Class C, Class I, Class R and Class Y shares, and previously offered Class B shares for new purchase through June 29, 2012. Subsequent to that date, no new purchases of Class B shares are permitted, however reinvestment of dividend and/or capital gain distributions and exchanges of Class B shares into and from other Oppenheimer funds are allowed. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class C and Class R shares are sold, and Class B shares were sold, without a front-end sales charge but may be subject to a contingent deferred sales charge (“CDSC”). Class R shares are sold only through retirement plans. Retirement plans that offer Class R shares may impose charges on those accounts. Class I and Class Y shares are sold to certain institutional investors or intermediaries without either a front-end sales charge or a CDSC, however, the intermediaries may impose charges on their accountholders who beneficially own Class I and Class Y shares. All classes of shares have identical rights and voting privileges with respect to the Fund in general and exclusive voting rights on matters that affect that class alone. Earnings, net assets and net asset value per share may differ due to each class having its own expenses, such as transfer and shareholder servicing agent fees and shareholder communications, directly attributable to that class. Class A, B, C and R shares have separate distribution and/or service plans under which they pay fees. Class I and Class Y shares do not pay such fees. Class B shares will automatically convert to Class A shares 72 months after the date of purchase.

The following is a summary of significant accounting policies followed in the Fund’s preparation of financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Basis for Consolidation. The Fund has established a Cayman Islands exempted company, Oppenheimer International Bond Fund (Cayman) Ltd., which is wholly-owned and controlled by the Fund (the “Subsidiary”). The Fund and Subsidiary are both managed by the Manager. The Fund may invest up to 25% of its total assets in the Subsidiary. The Subsidiary invests primarily in Regulation S securities. Regulation S securities are securities of U.S. and non—U.S. issuers that are issued through private offerings without registration with the Securities and Exchange Commission pursuant to Regulation S under the Securities Act of 1933. The Fund applies its investment restrictions and compliance policies and procedures, on a look-through

66        OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

basis, to the Subsidiary.

The financial statements have been consolidated and include accounts of the Fund and the Subsidiary. Accordingly, all inter-company transactions and balances have been eliminated. At period end, the Fund owned 679,450 shares with net assets of $66,784,390 in the Subsidiary.

Other financial information at period end:

Total market value of investments	$48,705,584
Net assets	$66,784,390
Net income (loss)	$951,201
Net realized gain (loss)	$1,951,944
Net change in unrealized appreciation/depreciation	$(2,882,169)

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis: (1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at market close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets and the values are presented at the foreign exchange rates at market close, the Fund does not isolate the portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in prices of securities held. Such fluctuations are included with the net realized and unrealized gains or losses from investments shown in the Consolidated Statement of Operations.

For securities, which are subject to foreign withholding tax upon disposition, realized and unrealized gains or losses on such securities are recorded net of foreign withholding tax.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the difference between the amounts of dividends, interest, and foreign withholding tax reclaims recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities, resulting from changes in the exchange rate.

Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated on a daily basis to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations and may differ from U.S. GAAP, are recorded on the ex-dividend date. Income distributions, if any,

67        OPPENHEIMER INTERNATIONAL BOND FUND

NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

are declared daily and paid monthly. Capital gain distributions, if any, are declared and paid annually or at other times as determined necessary by the Manager.

The tax character of distributions is determined as of the Fund’s fiscal year end. Therefore, a portion of the Fund’s distributions made to shareholders prior to the Fund’s fiscal year end may ultimately be categorized as a tax return of capital.

Investment Income. Dividend income is recorded on the ex-dividend date or upon ex-dividend notification in the case of certain foreign dividends where the ex-dividend date may have passed. Non-cash dividends included in dividend income, if any, are recorded at the fair value of the securities received. Withholding taxes on foreign dividends, if any, and capital gains taxes on foreign investments, if any, have been provided for in accordance with the Fund’s understanding of the applicable tax rules and regulations. Interest income, if any, is recognized on an accrual basis. Discount and premium, which are included in interest income on the Consolidated Statement of Operations, are amortized or accreted daily.

Custodian Fees. “Custodian fees and expenses” in the Consolidated Statement of Operations may include interest expense incurred by the Fund on any cash overdrafts of its custodian account during the period. Such cash overdrafts may result from the effects of failed trades in portfolio securities and from cash outflows resulting from unanticipated shareholder redemption activity. The Fund pays interest to its custodian on such cash overdrafts, to the extent they are not offset by positive cash balances maintained by the Fund, at a rate equal to the Federal Funds Rate plus 2.00%. The “Reduction to custodian expenses” line item, if applicable, represents earnings on cash balances maintained by the Fund during the period. Such interest expense and other custodian fees may be paid with these earnings.

Security Transactions. Security transactions are recorded on the trade date. Realized gains and losses on securities sold are determined on the basis of identified cost.

Indemnifications. The Fund’s organizational documents provide current and former Trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Federal Taxes. The Fund intends to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its investment company taxable income to shareholders. Therefore, no federal income or excise tax provision is required. The Fund files income tax returns in U.S. federal and applicable state jurisdictions. The statute of limitations on the Fund’s tax return filings generally remains open for the three preceding fiscal reporting period ends. The Fund has analyzed its tax positions for the fiscal year ended September 30, 2017, including open tax years, and does not believe

68        OPPENHEIMER INTERNATIONAL BOND FUND

2. Significant Accounting Policies (Continued)

there are any uncertain tax positions requiring recognition in the Fund’s financial statements.

Subchapter M requires, among other things, that at least 90% of the Fund’s gross income be derived from securities or derived with respect to its business of investing in securities (typically referred to as “qualifying income”). Income from commodity-linked derivatives may not be treated as “qualifying income” for purposes of the 90% gross income requirement.

The Internal Revenue Service (IRS) has previously issued a number of private letter rulings which conclude that income derived from commodity index-linked notes and investments in a wholly-owned subsidiary will be “qualifying income.” As a result, the Fund will gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The IRS has suspended the granting of private letter rulings pending further review. As a result, there can be no assurance that the IRS will not change its position with respect to commodity-linked notes and wholly-owned subsidiaries. In addition, future legislation and guidance from the Treasury and the IRS may adversely affect the Fund’s ability to gain exposure to commodities through commodity-linked notes and its wholly-owned subsidiary.

The Fund is required to include in income for federal income tax purposes all of the subsidiary’s net income and gains whether or not such income is distributed by the subsidiary. Net income and gains from the subsidiary are generally treated as ordinary income by the Fund, regardless of the character of the subsidiary’s underlying income. Net losses from the subsidiary do not pass through to the Fund for federal income tax purposes.

During the fiscal year ended September 30, 2017, the Fund utilized $20,368,037 of capital loss carryforwards to offset capital gains realized in that fiscal year. The Fund had post-October foreign currency losses of $126,549,423 and straddle losses of $1,233,347 which were deferred. Details of the fiscal year ended September 30, 2017 capital loss carryforwards are included in the table below. Capital losses with no expiration will be carried forward to future years if not offset by gains.

Expiring
No expiration	$175,337,920

At period end, it is estimated that the capital loss carryforwards would be $158,625,372, which will not expire. The estimated capital loss carryforward represents the carryforward as of the end of the last fiscal year, increased or decreased by capital losses or gains realized in the first six months of the current fiscal year. During the reporting period, it is estimated that the Fund will utilize $144,495,318 of capital loss carryforward to offset realized capital gains.

Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains are determined in accordance with federal income tax requirements, which may differ from the character of net investment income or net realized gains presented in those financial statements in accordance with U.S. GAAP. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or net realized gain was recorded by the Fund.

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

2. Significant Accounting Policies (Continued)

The aggregate cost of securities and other investments and the composition of unrealized appreciation and depreciation of securities and other investments for federal income tax purposes at period end are noted in the following table. The primary difference between book and tax appreciation or depreciation of securities and other investments, if applicable, is attributable to the tax deferral of losses or tax realization of financial statement unrealized gain or loss.

Federal tax cost of securities	$5,871,839,591
Federal tax cost of other investments	(188,876,278)

Total federal tax cost	$5,682,963,313

Gross unrealized appreciation	$357,606,846
Gross unrealized depreciation	(333,101,674)

Net unrealized appreciation	$24,505,172

Use of Estimates. The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security

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3. Securities Valuation (Continued)

is valued at the last sale price on the principal exchange on which it is traded, or if no sales occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Corporate and government debt securities (of U.S. or foreign issuers) and municipal debt securities, short-term notes, mortgage-backed securities, collateralized mortgage obligations, and asset-backed securities are valued at the mean between the bid and asked prices utilizing evaluated prices obtained from third party pricing services or broker-dealers who may use matrix pricing methods to determine the evaluated prices. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades may occur in smaller, “odd lot” sizes, sometimes at lower prices than institutional round lot trades. Standard inputs generally considered by third-party pricing vendors include reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, the credit quality, yield, maturity, as well as other appropriate factors.

Structured securities, swaps, swaptions, and other over-the-counter derivatives are valued utilizing evaluated prices obtained from third party pricing services or broker-dealers. Standard inputs generally considered by third-party pricing vendors include market information relevant to the underlying reference asset such as the price of financial instruments, stock market indices, foreign currencies, interest rate spreads, commodities, credit spreads, credit event probabilities, index values, individual security values, forward interest rates, variable interest rates, volatility measures, and forward currency rates, or the occurrence of other specific events.

Forward foreign currency exchange contracts are valued utilizing current and forward currency rates obtained from third party pricing services. When the settlement date of a contract is an interim date for which a quotation is not available, interpolated values are derived using the nearest dated forward currency rate.

Futures contracts and futures options traded on a commodities or futures exchange will be valued at the final settlement price or official closing price on the principal exchange as reported by such principal exchange at its trading session ending at, or most recently prior to, the time when the Fund’s assets are valued.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

To assess the continuing appropriateness of security valuations, the Manager regularly compares prior day prices and sale prices to the current day prices and challenges those prices exceeding certain tolerance levels with the third party pricing service or broker source. For those securities valued by fair valuations, whether through a standardized fair valuation methodology or a fair valuation determination, the Valuation Committee reviews and affirms the reasonableness of the valuations based on such methodologies and fair valuation determinations on a regular basis after considering all relevant information that is reasonably available.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end. These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts that are included in the Fund’s Consolidated Statement of Assets and Liabilities at period end based on valuation input level:

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3. Securities Valuation (Continued)

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Mortgage-Backed Obligations	$—	$159,355,586	$—	$159,355,586
Foreign Government Obligations	—	3,307,287,378	—	3,307,287,378
Corporate Bonds and Notes	—	1,545,951,589	179,134	1,546,130,723
Common Stock	—	—	—	—
Structured Securities	—	11,357,604	—	11,357,604
Short-Term Notes	—	190,947,828	—	190,947,828
Over-the-Counter Options Purchased	—	13,491,308	—	13,491,308
Over-the-Counter Credit Default
Swaption Purchased	—	383,125	—	383,125
Over-the-Counter Interest Rate
Swaptions Purchased	—	125,901,493	—	125,901,493
Investment Company	563,447,343	—	—	563,447,343

Total Investments, at Value	563,447,343	5,354,675,911	179,134	5,918,302,388
Other Financial Instruments:
Swaps, at value	—	5,859,635	—	5,859,635
Centrally cleared swaps, at value	—	14,877,890	—	14,877,890
Forward currency exchange contracts	—	25,286,638	—	25,286,638

Total Assets	$563,447,343	$5,400,700,074	$179,134	$5,964,326,551

Liabilities Table
Other Financial Instruments:
Swaps, at value	$—	$(3,916,137)	$—	$(3,916,137)
Centrally cleared swaps, at value	—	(34,646,247)	—	(34,646,247)
Options written, at value	—	(67,742,178)	—	(67,742,178)
Futures contracts	(702,542)	—	—	(702,542)
Forward currency exchange contracts	—	(54,112,251)	—	(54,112,251)
Swaptions written, at value	—	(65,031,617)	—	(65,031,617)

Total Liabilities	$(702,542)	$(225,448,430)	$—	$(226,150,972)

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

The table below shows the transfers between Level 2 and Level 3. The Fund’s policy is to recognize transfers in and transfers out as of the beginning of the reporting period.

	Transfers into Level 2*	Transfers out of Level 3*
Assets Table
Investments, at Value:
Foreign Government Obligations	$15,964,191	$(15,964,191)
Structured Securities	1,090,112	(1,090,112)

Total Assets	$17,054,303	$(17,054,303)

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

3. Securities Valuation (Continued)

*	Transferred from Level 3 to Level 2 due to the availability of market data for this security.

4. Investments and Risks

Risks of Foreign Investing. The Fund may invest in foreign securities which are subject to special risks. Securities traded in foreign markets may be less liquid and more volatile than those traded in U.S. markets. Foreign issuers are usually not subject to the same accounting and disclosure requirements that U.S. companies are subject to, which may make it difficult for the Fund to evaluate a foreign company’s operations or financial condition. A change in the value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of investments denominated in that foreign currency and in the value of any income or distributions the Fund may receive on those investments. The value of foreign investments may be affected by exchange control regulations, foreign taxes, higher transaction and other costs, delays in the settlement of transactions, changes in economic or monetary policy in the United States or abroad, expropriation or nationalization of a company’s assets, or other political and economic factors. In addition, due to the inter-relationship of global economies and financial markets, changes in political and economic factors in one country or region could adversely affect conditions in another country or region. Investments in foreign securities may also expose the Fund to time-zone arbitrage risk. Foreign securities may trade on weekends or other days when the Fund does not price its shares. At times, the Fund may emphasize investments in a particular country or region and may be subject to greater risks from adverse events that occur in that country or region. Foreign securities and foreign currencies held in foreign banks and securities depositories may be subject to limited or no regulatory oversight.

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Consolidated Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer

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4. Investments and Risks (Continued)

Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Structured Securities. The Fund invests in structured securities whose market values, interest rates and/or redemption prices are linked to the performance of underlying foreign currencies, interest rate spreads, stock market indices, prices of individual securities, commodities or other financial instruments or the occurrence of other specific events. The structured securities are often leveraged, increasing the volatility of each note’s market value relative to the change in the underlying linked financial element or event. Fluctuations in value of these securities are recorded as unrealized gains and losses in the accompanying Consolidated Statement of Operations. The Fund records a realized gain or loss when a structured security is sold or matures.

Securities on a When-Issued or Delayed Delivery Basis. The Fund may purchase securities on a “when-issued” basis, and may purchase or sell securities on a “delayed delivery” basis. “When-issued” or “delayed delivery” refers to securities whose terms and indenture are available and for which a market exists, but which are not available for immediate delivery. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis normally takes place within six months and possibly as long as two years or more after the trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The purchase of securities on a when-issued basis may increase the volatility of the Fund’s net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. When the Fund engages in when-issued or delayed delivery transactions, it relies on the buyer or seller, as the case may be, to complete the transaction. Their failure to do so may cause the Fund to lose the opportunity to obtain or dispose of the security at a price and yield it considers advantageous. The Fund may also sell securities that it purchased on a when-issued basis or forward commitment prior to settlement of the original purchase.

At period end, the Fund had purchased securities issued on a when-issued or delayed delivery basis as follows:

When-Issued or Delayed Delivery Basis Transactions
Purchased securities	$6,455,000

Restricted Securities. At period end, investments in securities included issues that are restricted. A restricted security may have a contractual restriction on its resale and is valued under methods approved by the Board of Trustees as reflecting fair value. Securities that are restricted are marked with an applicable footnote on the Consolidated Statement of

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

4. Investments and Risks (Continued)

Investments. Restricted securities are reported on a schedule following the Consolidated Statement of Investments.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

Credit Risk. The Fund invests in high-yield, non-investment-grade bonds, which may be subject to a greater degree of credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments or both as they become due. The Fund may acquire securities that have missed an interest payment, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently miss an interest and/or principal payment.

Information concerning securities not accruing interest at period end is as follows:

Cost	$10,122,191
Market Value	$0
Market Value as % of Net Assets	0.00%

Sovereign Debt Risk. The Fund invests in sovereign debt securities, which are subject to certain special risks. These risks include, but are not limited to, the risk that a governmental entity may delay or refuse, or otherwise be unable, to pay interest or repay the principal on its sovereign debt. There may also be no legal process for collecting sovereign debt that a government does not pay or bankruptcy proceedings through which all or part of such sovereign debt may be collected. In addition, a restructuring or default of sovereign debt may also cause additional impacts to the financial markets, such as downgrades to credit ratings, reduced liquidity and increased volatility, among others.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

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5. Market Risk Factors (Continued)

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Use of Derivatives

The Fund’s investment objective not only permits the Fund to purchase investment securities, it also allows the Fund to enter into various types of derivatives contracts, including, but not limited to, futures contracts, forward currency exchange contracts, credit default swaps, interest rate swaps, total return swaps, variance swaps and purchased and written options. In doing so, the Fund will employ strategies in differing combinations to permit it to increase, decrease, or change the level or types of exposure to market risk factors. These instruments may allow the Fund to pursue its objectives more quickly and efficiently than if it were to make direct purchases or sales of securities capable of effecting a similar response to market factors. Such contracts may be entered into through a bilateral over-the-counter (“OTC”) transaction, or through a securities or futures exchange and cleared through a clearinghouse.

Derivatives may have little or no initial cash investment relative to their market value exposure and therefore can produce significant gains or losses in excess of their cost due to changes in the market risk factors and the overall market. This use of embedded leverage allows the Fund to increase its market value exposure relative to its net assets and can substantially increase the volatility of the Fund’s performance. In instances where the Fund is using derivatives to decrease, or hedge, exposures to market risk factors for securities held by

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

the Fund, there are also risks that those derivatives may not perform as expected resulting in losses for the combined or hedged positions. Some derivatives have the potential for unlimited loss, regardless of the size of the Fund’s initial investment.

Additional associated risks from investing in derivatives also exist and potentially could have significant effects on the valuation of the derivative and the Fund. Typically, the associated risks are not the risks that the Fund is attempting to increase or decrease exposure to, per its investment objectives, but are the additional risks from investing in derivatives.

Examples of these associated risks are liquidity risk, which is the risk that the Fund will not be able to sell the derivative in the open market in a timely manner, and counterparty credit risk, which is the risk that the counterparty will not fulfill its obligation to the Fund.

The Fund’s actual exposures to these market risk factors and associated risks during the period are discussed in further detail, by derivative type, below.

Forward Currency Exchange Contracts

The Fund may enter into forward currency exchange contracts (“forward contracts”) for the purchase or sale of a foreign currency at a negotiated rate at a future date. Such contracts are traded in the OTC inter-bank currency dealer market.

Forward contracts are reported on a schedule following the Consolidated Statement of Investments. The unrealized appreciation (depreciation) is reported in the Consolidated Statement of Assets and Liabilities as a receivable (or payable) and in the Consolidated Statement of Operations within the change in unrealized appreciation (depreciation). At contract close, the difference between the original cost of the contract and the value at the close date is recorded as a realized gain (loss) in the Consolidated Statement of Operations.

The Fund may enter into forward foreign currency exchange contracts in order to decrease exposure to foreign exchange rate risk associated with either specific transactions or portfolio instruments or to increase exposure to foreign exchange rate risk.

During the reporting period, the Fund had daily average contract amounts on forward contracts to buy and sell of $4,590,919,362 and $5,230,245,157, respectively.

Additional associated risk to the Fund includes counterparty credit risk. Counterparty credit risk arises from the possibility that the counterparty to a forward contract will default and fail to perform its obligations to the Fund.

Futures Contracts

A futures contract is a commitment to buy or sell a specific amount of a commodity, financial instrument or currency at a negotiated price on a stipulated future date. The Fund may buy and sell futures contracts and may also buy or write put or call options on these futures contracts. Futures contracts and options thereon are generally entered into on a regulated futures exchange and cleared through a clearinghouse associated with the exchange.

Upon entering into a futures contract, the Fund is required to deposit either cash or securities (initial margin) in an amount equal to a certain percentage of the contract value in an account registered in the futures commission merchant’s name. Subsequent payments (variation margin) are paid to or from the futures commission merchant each day equal to

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6. Use of Derivatives (Continued)

the daily changes in the contract value. Such payments are recorded as unrealized gains and losses. Should the Fund fail to make requested variation margin payments, the futures commission merchant can gain access to the initial margin to satisfy the Fund’s payment obligations.

Futures contracts are reported on a schedule following the Consolidated Statement of Investments. Securities held by a futures commission merchant to cover initial margin requirements on open futures contracts are noted in the Consolidated Statement of Investments. Cash held by a futures commission merchant to cover initial margin requirements on open futures contracts and the receivable and/or payable for the daily mark to market for the variation margin are noted in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation and depreciation is reported in the Consolidated Statement of Operations. Realized gains (losses) are reported in the Consolidated Statement of Operations at the closing or expiration of futures contracts.

The Fund may purchase and/or sell financial futures contracts and options on futures contracts to gain exposure to, or decrease exposure to interest rate risk, equity risk, foreign exchange rate risk, volatility risk, or commodity risk.

During the reporting period, the Fund had an ending monthly average market value of $145,616,932 on futures contracts sold.

Additional associated risks of entering into futures contracts (and related options) include the possibility that there may be an illiquid market where the Fund is unable to liquidate the contract or enter into an offsetting position and, if used for hedging purposes, the risk that the price of the contract will correlate imperfectly with the prices of the Fund’s securities.

Option Activity

The Fund may buy and sell put and call options, or write put and call options. When an option is written, the Fund receives a premium and becomes obligated to sell or purchase the underlying security, currency or other underlying financial instrument at a fixed price, upon exercise of the option.

Options can be traded through an exchange or through a privately negotiated arrangement with a dealer in an OTC transaction. Options traded through an exchange are generally cleared through a clearinghouse (such as The Options Clearing Corporation). The difference between the premium received or paid, and market value of the option, is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation or depreciation is reported in the Consolidated Statement of Operations. When an option is exercised, the cost of the security purchased or the proceeds of the security sale are adjusted by the amount of premium received or paid. Upon the expiration or closing of the option transaction, a gain or loss is reported in the Consolidated Statement of Operations.

Foreign Currency Options. The Fund may purchase or write call and put options on currencies to increase or decrease exposure to foreign exchange rate risk. A purchased call, or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put, or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

price.

Interest Rate Options. The Fund may purchase or write call and put options on treasury and/or euro futures to increase or decrease exposure to interest rate risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

Index/Security Options. The Fund may purchase or write call and put options on individual equity securities and/or equity indexes to increase or decrease exposure to equity risk. A purchased call or written put option becomes more valuable as the price of the underlying financial instrument appreciates relative to the strike price. A purchased put or written call option becomes more valuable as the price of the underlying financial instrument depreciates relative to the strike price.

During the reporting period, the Fund had an ending monthly average market value of $11,272,981 and $7,909,120 on purchased call options and purchased put options, respectively.

Options written, if any, are reported in a schedule following the Consolidated Statement of Investments and as a liability in the Consolidated Statement of Assets and Liabilities. Securities held in collateral accounts to cover potential obligations with respect to outstanding written options are noted in the Consolidated Statement of Investments.

The risk in writing a call option is the market price of the underlying security increasing above the strike price and the option being exercised. The Fund must then purchase the underlying security at the higher market price and deliver it for the strike price or, if it owns the underlying security, deliver it at the strike price and forego any benefit from the increase in the price of the underlying security above the strike price. The risk in writing a put option is the market price of the underlying security decreasing below the strike price and the option being exercised. The Fund must then purchase the underlying security at the strike price when the market price of the underlying security is below the strike price. Alternatively, the Fund could also close out a written option position, in which case the risk is that the closing transaction will require a premium to be paid by the Fund that is greater than the premium the Fund received. When writing options, the Fund has the additional risk that there may be an illiquid market where the Fund is unable to close the contract. The risk in buying an option is that the Fund pays a premium for the option, and the option may be worth less than the premium paid or expire worthless.

During the reporting period, the Fund had an ending monthly average market value of $17,210,904 and $39,226,359 on written call options and written put options, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swap Contracts

The Fund may enter into swap contract agreements with a counterparty to exchange a series of cash flows based on either specified reference rates, the price or volatility of asset or non-asset references, or the occurrence of a credit event, over a specified period. Swaps can be

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6. Use of Derivatives (Continued)

executed in a bi-lateral privately negotiated arrangement with a dealer in an OTC transaction (“OTC swaps”) or executed on a regulated market. Certain swaps, regardless of the venue of their execution, are required to be cleared through a clearinghouse (“centrally cleared swaps”). Swap contracts may include interest rate, equity, debt, index, total return, credit default, currency, and volatility swaps.

Swap contracts are reported on a schedule following the Consolidated Statement of Investments. The values of centrally cleared swap and OTC swap contracts are aggregated by positive and negative values and disclosed separately on the Consolidated Statement of Assets and Liabilities. The unrealized appreciation (depreciation) related to the change in the valuation of the notional amount of the swap is combined with the accrued interest due to (owed by) the Fund, if any, at termination or settlement. The net change in this amount during the period is included on the Consolidated Statement of Operations. The Fund also records any periodic payments received from (paid to) the counterparty, including at termination, under such contracts as realized gain (loss) on the Consolidated Statement of Operations.

Swap contract agreements are exposed to the market risk factor of the specific underlying reference rate or asset. Swap contracts are typically more attractively priced compared to similar investments in related cash securities because they isolate the risk to one market risk factor and eliminate the other market risk factors. Investments in cash securities (for instance bonds) have exposure to multiple risk factors (credit and interest rate risk). Because swaps have embedded leverage, they can expose the Fund to substantial risk in the isolated market risk factor.

Credit Default Swap Contracts. A credit default swap is a contract that enables an investor to buy or sell protection against a defined-issuer credit event, such as the issuer’s failure to make timely payments of interest or principal on a debt security, bankruptcy or restructuring. The Fund may enter into credit default swaps either by buying or selling protection on a corporate issuer, sovereign issuer, or a basket or index of issuers (the “reference asset”).

The buyer of protection pays a periodic fee to the seller of protection based on the notional amount of the swap contract. The seller of protection agrees to compensate the buyer of protection for future potential losses as a result of a credit event on the reference asset. The contract effectively transfers the credit event risk of the reference asset from the buyer of protection to the seller of protection.

The ongoing value of the contract will fluctuate throughout the term of the contract based primarily on the credit risk of the reference asset. If the credit quality of the reference asset improves relative to the credit quality at contract initiation, the buyer of protection may have an unrealized loss greater than the anticipated periodic fee owed. This unrealized loss would be the result of current credit protection being cheaper than the cost of credit protection at contract initiation. If the buyer elects to terminate the contract prior to its maturity, and there has been no credit event, this unrealized loss will become realized. If the contract is held to maturity, and there has been no credit event, the realized loss will be equal to the periodic fee paid over the life of the contract.

If there is a credit event, the buyer of protection can exercise its rights under the contract

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

and receive a payment from the seller of protection equal to the notional amount of the swap less the market value of specified debt securities issued by the reference asset.

Upon exercise of the contract the difference between such value and the notional amount is recorded as realized gain (loss) and is included on the Consolidated Statement of Operations.

The Fund may purchase or sell credit protection through credit default swaps to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers that are either unavailable or considered to be less attractive in the bond market.

The Fund has engaged in spread curve trades by simultaneously purchasing and selling protection through credit default swaps referenced to the same reference asset but with different maturities. Spread curve trades attempt to gain exposure to credit risk on a forward basis by realizing gains on the expected differences in spreads.

For the reporting period, the Fund had ending monthly average notional amounts of $429,271,819 and $165,849,281 on credit default swaps to buy protection and credit default swaps to sell protection, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Interest Rate Swap Contracts. An interest rate swap is an agreement between counterparties to exchange periodic payments based on interest rates. One cash flow stream will typically be a floating rate payment based upon a specified floating interest rate while the other is typically a fixed interest rate.

The Fund may enter into interest rate swaps in which it pays the fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Typically, if relative interest rates rise, floating payments under a swap agreement will be greater than the fixed payments.

For the reporting period, the Fund had ending monthly average notional amounts of $1,173,491,567 and $2,575,409,058 on interest rate swaps which pay a fixed rate and interest rate swaps which receive a fixed rate, respectively.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Total Return Swap Contracts. A total return swap is an agreement between counterparties to exchange periodic payments based on the value of asset or non-asset references. One cash flow is typically based on a non-asset reference (such as an interest rate) and the other on the total return of a reference asset (such as a security or a basket of securities or securities index). The total return of the reference asset typically includes appreciation or depreciation on the reference asset, plus any interest or dividend payments.

Total return swap contracts are exposed to the market risk factor of the specific underlying financial instrument or index. Total return swaps are less standard in structure than other types of swaps and can isolate and/or include multiple types of market risk factors including equity risk, credit risk, and interest rate risk.

The Fund may enter into total return swaps to increase or decrease exposure to the credit risk of various indexes or basket of securities. These credit risk related total return swaps require the Fund to pay to, or receive payments from, the counterparty based on the movement of credit spreads of the related indexes or securities.

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6. Use of Derivatives (Continued)

For the reporting period, the Fund had ending monthly average notional amounts of $26,366,785 on total return swaps which are long the reference asset.

Additional associated risks to the Fund include counterparty credit risk and liquidity risk.

Swaption Transactions

The Fund may enter into a swaption contract which grants the purchaser the right, but not the obligation, to enter into a swap transaction at preset terms detailed in the underlying agreement within a specified period of time. The purchaser pays a premium to the swaption writer who bears the risk of unfavorable changes in the preset terms on the underlying swap.

Purchased swaptions are reported as a component of investments in the Consolidated Statement of Investments and the Consolidated Statement of Assets and Liabilities. Written swaptions are reported on a schedule following the Consolidated Statement of Investments and their value is reported as a separate asset or liability line item in the Consolidated Statement of Assets and Liabilities. The net change in unrealized appreciation or depreciation on written swaptions is separately reported in the Consolidated Statement of Operations. When a swaption is exercised, the cost of the swap is adjusted by the amount of premium paid or received. Upon the expiration or closing of an unexercised swaption contract, a gain or loss is reported in the Consolidated Statement of Operations for the amount of the premium paid or received.

The Fund generally will incur a greater risk when it writes a swaption than when it purchases a swaption. When the Fund writes a swaption it will become obligated, upon exercise of the swaption, according to the terms of the underlying agreement. Swaption contracts written by the Fund do not give rise to counterparty credit risk prior to exercise as they obligate the Fund, not its counterparty, to perform. When the Fund purchases a swaption it only risks losing the amount of the premium it paid if the swaption expires unexercised. However, when the Fund exercises a purchased swaption there is a risk that the counterparty will fail to perform or otherwise default on its obligations under the swaption contract.

The Fund may purchase swaptions which give it the option to enter into an interest rate swap in which it pays a floating or fixed interest rate and receives a fixed or floating interest rate in order to increase or decrease exposure to interest rate risk. Purchasing the fixed portion of this swaption becomes more valuable as the reference interest rate decreases relative to the preset interest rate. Purchasing the floating portion of this swaption becomes more valuable as the reference interest rate increases relative to the preset interest rate.

The Fund may purchase swaptions which give it the option to buy or sell credit protection through credit default swaps in order to decrease or increase exposure to the credit risk of individual issuers and/ or indexes of issuers. A swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to enter into an interest rate swap in which it pays a fixed or floating interest rate and receives a floating or fixed interest rate in order to increase or decrease exposure to interest rate

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

risk. A written swaption paying a fixed rate becomes more valuable as the reference interest rate increases relative to the preset interest rate. A written swaption paying a floating rate becomes more valuable as the reference interest rate decreases relative to the preset interest rate.

The Fund may write swaptions which give it the obligation, if exercised by the purchaser, to sell or buy credit protection through credit default swaps in order to increase or decrease exposure to the credit risk of individual issuers and/or indexes of issuers. A written swaption selling protection becomes more valuable as the likelihood of a credit event on the reference asset decreases. A written swaption buying protection becomes more valuable as the likelihood of a credit event on the reference asset increases.

During the reporting period, the Fund had an ending monthly average market value of $133,653,862 and $73,964,238 on purchased and written swaptions, respectively.

Counterparty Credit Risk. Derivative positions are subject to the risk that the counterparty will not fulfill its obligation to the Fund. The Fund intends to enter into derivative transactions with counterparties that the Manager believes to be creditworthy at the time of the transaction.

The Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain netted against any collateral held by the Fund. For OTC options purchased, the Fund bears the risk of loss of the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Fund do not typically give rise to counterparty credit risk, as options written generally obligate the Fund and not the counterparty to perform.

To reduce counterparty risk with respect to OTC transactions, the Fund has entered into master netting arrangements, established within the Fund’s International Swap and Derivatives Association, Inc. (“ISDA”) master agreements, which allow the Fund to make (or to have an entitlement to receive) a single net payment in the event of default (close-out netting) for outstanding payables and receivables with respect to certain OTC positions in swaps, options, swaptions, and forward currency exchange contracts for each individual counterparty. In addition, the Fund may require that certain counterparties post cash and/or securities in collateral accounts to cover their net payment obligations for those derivative contracts subject to ISDA master agreements. If the counterparty fails to perform under these contracts and agreements, the cash and/or securities will be made available to the Fund.

At period end, the Fund has required certain counterparties to post collateral of $153,615.

ISDA master agreements include credit related contingent features which allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event that, for example, the Fund’s net assets decline by a stated percentage or the Fund fails to meet the terms of its ISDA master agreements, which would cause the Fund to accelerate payment of any net liability owed to the counterparty.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of

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6. Use of Derivatives (Continued)

Assets and Liabilities. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

The Fund’s risk of loss from counterparty credit risk on exchange-traded derivatives cleared through a clearinghouse and for centrally cleared swaps is generally considered lower than as compared to OTC derivatives. However, counterparty credit risk exists with respect to initial and variation margin deposited/paid by the Fund that is held in futures commission merchant, broker and/or clearinghouse accounts for such exchange-traded derivatives and for centrally cleared swaps.

With respect to centrally cleared swaps, such transactions will be submitted for clearing, and if cleared, will be held in accounts at futures commission merchants or brokers that are members of clearinghouses. While brokers, futures commission merchants and clearinghouses are required to segregate customer margin from their own assets, in the event that a broker, futures commission merchant or clearinghouse becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the broker, futures commission merchant or clearinghouse for all its customers, U.S. bankruptcy laws will typically allocate that shortfall on a pro-rata basis across all the broker’s, futures commission merchant’s or clearinghouse’s customers, potentially resulting in losses to the Fund.

There is the risk that a broker, futures commission merchant or clearinghouse will decline to clear a transaction on the Fund’s behalf, and the Fund may be required to pay a termination fee to the executing broker with whom the Fund initially enters into the transaction. Clearinghouses may also be permitted to terminate centrally cleared swaps at any time. The Fund is also subject to the risk that the broker or futures commission merchant will improperly use the Fund’s assets deposited/paid as initial or variation margin to satisfy payment obligations of another customer. In the event of a default by another customer of the broker or futures commission merchant, the Fund might not receive its variation margin payments from the clearinghouse, due to the manner in which variation margin payments are aggregated for all customers of the broker/futures commission merchant.

Collateral and margin requirements differ by type of derivative. Margin requirements are established by the broker, futures commission merchant or clearinghouse for exchange-traded and cleared derivatives, including centrally cleared swaps. Brokers, futures commission merchants and clearinghouses can ask for margin in excess of the regulatory minimum, or increase the margin amount, in certain circumstances.

Collateral terms are contract specific for OTC derivatives. For derivatives traded under an ISDA master agreement, the collateral requirements are typically calculated by netting the mark to market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund or the counterparty.

For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as cash pledged as collateral. Non-cash collateral pledged by the Fund, if any, is noted in the Consolidated Statement of Investments. Generally, the amount of collateral due from or to a party must exceed a minimum transfer amount threshold (e.g. $250,000) before

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance.

The following table presents by counterparty the Fund’s OTC derivative assets net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Received**	Cash Collateral Received**	Net Amount
Banco Santander SA	$185,079	$–	$–	$(90,000)	$95,079
Bank of America NA	31,929,100	(31,929,100)	–	–	–
Barclays Bank plc	3,125,373	(3,125,373)	–	–	–
BNP Paribas	191,369	(191,369)	–	–	–
Citibank NA	830,245	(830,245)	–	–	–
Deutsche Bank AG	476,518	(291,735)	(63,615)	–	121,168
Goldman Sachs Bank
USA	10,864,482	(10,864,482)	–	–	–
Goldman Sachs
International	22,886,406	(13,973,141)	–	–	8,913,265
HSBC Bank USA NA	229,207	(229,207)	–	–	–
JPMorgan Chase Bank
NA	92,875,993	(72,672,282)	–	–	20,203,711
Toronto Dominion
Bank	7,328,427	(6,501,481)	–	–	826,946

	$170,922,199	$(140,608,415)	$(63,615)	$(90,000)	$30,160,169

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral posted for the benefit of the Fund within this table is limited to the net outstanding amount due from an individual counterparty. The collateral posted for the benefit of the Fund may exceed these amounts.

The following table presents by counterparty the Fund’s OTC derivative liabilities net of the related collateral pledged by the Fund at period end:

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Bank of America NA	$(48,986,760)	$31,929,100	$14,001,915	$3,055,745	$–
Barclays Bank plc	(3,221,469)	3,125,373	96,096	–	–
BNP Paribas	(273,472)	191,369	–	–	(82,103)
Citibank NA	(9,517,599)	830,245	7,024,379	530,000	(1,132,975)

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6. Use of Derivatives (Continued)

		Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities
Counterparty	Gross Amounts Not Offset in the Consolidated Statement of Assets & Liabilities*	Financial Instruments Available for Offset	Financial Instruments Collateral Pledged**	Cash Collateral Pledged**	Net Amount
Deutsche Bank AG	$(291,735)	$291,735	$–	$–	$–
Goldman Sachs Bank
USA	(33,735,078)	10,864,482	11,891,014	10,979,582	–
Goldman Sachs
International	(13,973,141)	13,973,141	–	–	–
HSBC Bank USA, NA	(1,629,166)	229,207	1,251,791	–	(148,168)
JPMorgan Chase Bank
NA	(72,672,282)	72,672,282	–	–	–
Toronto Dominion
Bank	(6,501,481)	6,501,481	–	–	–

	$(190,802,183)	$140,608,415	$34,265,195	$14,565,327	$(1,363,246)

*OTC derivatives are reported gross on the Consolidated Statement of Assets and Liabilities. Exchange traded options and margin related to centrally cleared swaps and futures, if any, are excluded from these reported amounts.

**Reported collateral pledged within this table is limited to the net outstanding amount due from the Fund. The securities pledged as collateral by the Fund as reported on the Consolidated Statements of Investments may exceed these amounts.

The following table presents the valuations of derivative instruments by risk exposure as reported within the Consolidated Statement of Assets and Liabilities at period end:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Credit contracts	Swaps, at value	$495,664	Swaps, at value	$2,410,555
Equity contracts	Swaps, at value	393,664
Interest rate contracts	Swaps, at value	4,970,307	Swaps, at value	1,505,582
Credit contracts	Centrally cleared swaps, at value	3,036,635	Centrally cleared swaps, at value	17,981,961
Interest rate contracts	Centrally cleared swaps, at value	11,841,255	Centrally cleared swaps, at value	16,664,286
Interest rate contracts			Variation margin payable	53,503*
Forward currency exchange contracts	Unrealized appreciation on forward currency exchange contracts	25,286,638	Unrealized depreciation on forward currency exchange contracts	54,112,251
Forward currency exchange contracts			Options written, at value	64,205,938
Interest rate contracts			Options written, at value	3,536,240
Credit contracts			Swaptions written, at value	992,029
Interest rate contracts			Swaptions written, at value	64,039,588
Credit contracts	Investments, at value	383,125**

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

6. Use of Derivatives (Continued)

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Forward currency
exchange contracts	Investments, at value	$13,491,308**
Interest rate contracts	Investments, at value	125,901,493**

Total		$185,800,089		$225,501,933

*Includes only the current day’s variation margin. Prior variation margin movements have been reflected in cash on the Consolidated Statement of Assets and Liabilities upon receipt or payment.

**Amounts relate to purchased option contracts and purchased swaption contracts, if any.

The effect of derivative instruments on the Consolidated Statement of Operations is as follows:

Amount of Realized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Swaption contracts written	Option contracts written	Futures contracts
Credit contracts	$(356,387)	$2,167,625	$—	$—
Equity contracts	(2,000,590)	—	—	—
Forward currency exchange contracts	(12,054,026)	—	23,175,936	—
Interest rate contracts	21,198,624	(1,073,679)	(3,044,864)	(828,987)

Total	$6,787,621	$1,093,946	$20,131,072	$(828,987)

Amount of Realized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments		Forward currency exchange contracts	Swap contracts	Total
Credit contracts		$—	$2,478,802	$4,290,040
Equity contracts		—	—	(2,000,590)
Forward currency exchange contracts		16,072,934	—	27,194,844
Interest rate contracts		—	(6,716,042)	9,535,052

Total		$16,072,934	$(4,237,240)	$39,019,346

*Includes purchased option contracts and purchased swaption contracts, if any.

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives
Derivatives Not Accounted for as Hedging Instruments	Investment transactions in unaffiliated companies*	Option contracts written	Swaption contracts written	Futures contracts
Credit contracts	$(426,869)	$—	$578,363	$—
Forward currency exchange contracts	(6,973,433)	367,577	—	—
Interest rate contracts	(114,677,621)	(2,212,091)	4,538,928	(871,405)

Total	$(122,077,923)	$(1,844,514)	$5,117,291	$(871,405)

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6. Use of Derivatives (Continued)

Amount of Change in Unrealized Gain or (Loss) Recognized on Derivatives (Continued)
Derivatives Not Accounted for as Hedging Instruments	Forward currency exchange contracts	Swap contracts	Total
Credit contracts	$—	$(5,682,748)	$(5,531,254)
Forward currency exchange contracts	(21,484,267)	—	(28,090,123)
Interest rate contracts	—	2,688,304	(110,533,885)

Total	$(21,484,267)	$(2,994,444)	$(144,155,262)

*Includes purchased option contracts and purchased swaption contracts, if any.

7. Shares of Beneficial Interest

The Fund has authorized an unlimited number of $0.001 par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class A
Sold	22,094,776	$132,535,015	33,215,903	$192,596,948
Dividends and/or distributions reinvested	4,101,394	24,595,451	10,118,544	58,513,744
Redeemed	(31,540,650)	(188,838,803)	(99,000,839)	(572,327,683)

Net decrease	(5,344,480)	$(31,708,337)	(55,666,392)	$(321,216,991)

Class B
Sold	4,825	$28,792	49,514	$288,493
Dividends and/or distributions reinvested	10,738	64,000	69,721	400,047
Redeemed	(742,369)	(4,426,451)	(2,132,370)	(12,283,079)

Net decrease	(726,806)	$(4,333,659)	(2,013,135)	$(11,594,539)

Class C
Sold	3,563,029	$21,303,934	3,277,871	$18,916,038
Dividends and/or distributions reinvested	955,438	5,706,811	2,356,675	13,573,517
Redeemed	(7,852,469)	(46,869,409)	(26,515,697)	(152,572,012)

Net decrease	(3,334,002)	$(19,858,664)	(20,881,151)	$(120,082,457)

Class I
Sold	56,176,539	$338,077,839	47,001,372	$271,989,516
Dividends and/or distributions reinvested	4,504,881	26,978,140	11,314,777	65,348,110
Redeemed	(41,365,973)	(247,015,055)	(131,938,102)	(756,543,141)

Net increase (decrease)	19,315,447	$118,040,924	(73,621,953)	$(419,205,515)

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CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

7. Shares of Beneficial Interest (Continued)

	Six Months Ended March 31, 2018		Year Ended September 30, 2017
	Shares	Amount	Shares	Amount
Class R
Sold	2,026,718	$12,129,469	3,635,144	$20,971,449
Dividends and/or distributions reinvested	401,695	2,401,474	947,336	5,465,034
Redeemed	(3,189,247)	(19,034,893)	(7,177,948)	(41,342,243)

Net decrease	(760,834)	$(4,503,950)	(2,595,468)	$(14,905,760)

Class Y
Sold	104,952,794	$630,584,358	129,553,202	$752,409,177
Dividends and/or distributions reinvested	8,598,476	51,567,317	16,240,485	94,081,754
Redeemed	(47,702,523)	(285,278,911)	(99,816,640)	(576,274,909)

Net increase	65,848,747	$396,872,764	45,977,047	$270,216,022

8. Purchases and Sales of Securities

The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations and investments in IGMMF, for the reporting period were as follows:

	Purchases	Sales
Investment securities	$2,636,436,011	$2,577,295,297
U.S. government and government agency obligations	113,260,286	113,694,053

9. Fees and Other Transactions with Affiliates

Management Fees. Under the investment advisory agreement, the Fund pays the Manager a management fee based on the daily net assets of the Fund at an annual rate as shown in the following table:

Fee Schedule
Up to $200 million	0.75%
Next $200 million	0.72
Next $200 million	0.69
Next $200 million	0.66
Next $200 million	0.60
Next $4 billion	0.50
Next $10 billion	0.48
Over $15 billion	0.45

The Manager also provides investment management related services to the Subsidiary. The Subsidiary pays the Manager a monthly management fee at an annual rate according to the above schedule. The Subsidiary also pays certain other expenses including custody and directors’ fees.

The Fund’s effective management fee for the reporting period was 0.53% of average annual net assets before any Subsidiary management fees or any applicable waivers.

Sub-Adviser Fees. The Manager has retained the Sub-Adviser to provide the day-to-day portfolio management of the Fund and the Subsidiary. Under the Sub-Advisory Agreement, the

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9. Fees and Other Transactions with Affiliates (Continued)

Manager pays the Sub-Adviser an annual fee in monthly installments, equal to a percentage of the investment management fee collected by the Manager from the Fund and the Subsidiary, which shall be calculated after any investment management fee waivers. The fee paid to the Sub-Adviser is paid by the Manager, not by the Fund.

Transfer Agent Fees. OFI Global (the “Transfer Agent”) serves as the transfer and shareholder servicing agent for the Fund. The Fund pays the Transfer Agent a fee based on annual net assets, which shall be calculated after any applicable fee waivers. Fees incurred and average net assets for each class with respect to these services are detailed in the Consolidated Statement of Operations and Consolidated Financial Highlights, respectively.

Sub-Transfer Agent Fees. The Transfer Agent has retained Shareholder Services, Inc., a wholly-owned subsidiary of OFI (the “Sub-Transfer Agent”), to provide the day-to-day transfer agent and shareholder servicing of the Fund. Under the Sub-Transfer Agency Agreement, the Transfer Agent pays the Sub-Transfer Agent an annual fee in monthly installments, equal to a percentage of the transfer agent fee collected by the Transfer Agent from the Fund, which shall be calculated after any applicable fee waivers. The fee paid to the Sub-Transfer Agent is paid by the Transfer Agent, not by the Fund.

Trustees’ Compensation. The Fund’s Board of Trustees (“Board”) has adopted a compensation deferral plan for Independent Trustees that enables Trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from the Fund. For purposes of determining the amount owed to the Trustees under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of the Fund or in other Oppenheimer funds selected by the Trustees. The Fund purchases shares of the funds selected for deferral by the Trustees in amounts equal to his or her deemed investment, resulting in a Fund asset equal to the deferred compensation liability. Such assets are included as a component of “Other” within the asset section of the Consolidated Statement of Assets and Liabilities. Deferral of Trustees’ fees under the plan will not affect the net assets of the Fund and will not materially affect the Fund’s assets, liabilities or net investment income per share. Amounts will be deferred until distributed in accordance with the compensation deferral plan.

Distribution and Service Plan (12b-1) Fees. Under its General Distributor’s Agreement with the Fund, OppenheimerFunds Distributor, Inc. (the “Distributor”) acts as the Fund’s principal underwriter in the continuous public offering of the Fund’s classes of shares.

Service Plan for Class A Shares. The Fund has adopted a Service Plan (the “Plan”) for Class A shares pursuant to Rule 12b-1 under the 1940 Act. Under the Plan, the Fund reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made periodically at an annual rate of up to 0.25% of the daily net assets of Class A shares of the Fund. The Distributor currently uses all

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NOTES TO

CONSOLIDATED FINANCIAL STATEMENTS Unaudited / Continued

9. Fees and Other Transactions with Affiliates (Continued)

of those fees to pay dealers, brokers, banks and other financial institutions periodically for providing personal service and maintenance of accounts of their customers that hold Class A shares. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent periods. Fees incurred by the Fund under the Plan are detailed in the Consolidated Statement of Operations.

Distribution and Service Plans for Class B, Class C and Class R Shares. The Fund has adopted Distribution and Service Plans (the “Plans”) for Class B, Class C and Class R shares pursuant to Rule 12b-1 under the 1940 Act to compensate the Distributor for distributing those share classes, maintaining accounts and providing shareholder services. Under the Plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% on Class B and Class C shares’ daily net assets and 0.25% on Class R shares’ daily net assets. The Fund also pays a service fee under the Plans at an annual rate of 0.25% of daily net assets. The Plans continue in effect from year to year only if the Fund’s Board of Trustees votes annually to approve their continuance at an in person meeting called for that purpose. Fees incurred by the Fund under the Plans are detailed in the Consolidated Statement of Operations.

Sales Charges. Front-end sales charges and CDSC do not represent expenses of the Fund. They are deducted from the proceeds of sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. The sales charges retained by the Distributor from the sale of shares and the CDSC retained by the Distributor on the redemption of shares is shown in the following table for the period indicated.

		Class A	Class B	Class C	Class R
	Class A	Contingent	Contingent	Contingent	Contingent
	Front-End	Deferred	Deferred	Deferred	Deferred
	Sales Charges	Sales Charges	Sales Charges	Sales Charges	Sales Charges
	Retained by	Retained by	Retained by	Retained by	Retained by
Six Months Ended	Distributor	Distributor	Distributor	Distributor	Distributor
March 31, 2018	$77,796	$1,591	$2,791	$5,187	$—

Waivers and Reimbursements of Expenses. The Manager has contractually agreed to waive the management fee it receives from the Fund in an amount equal to the management fee it receives from the Subsidiary. During the reporting period, the Manager waived $376,842. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Effective for the period January 1, 2017 through December 31, 2017, the Transfer Agent voluntarily waived and/or reimbursed Fund expenses in an amount equal to 0.015% of average annual net assets for Classes A, B, C, R and Y.

During the reporting period, the Transfer Agent waived fees and/or reimbursed the Fund for transfer agent and shareholder servicing agent fees as follows:

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9. Fees and Other Transactions with Affiliates (Continued)

Class A	$47,689
Class B	185
Class C	13,715
Class R	4,868
Class Y	88,986

The Manager will waive fees and/or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in IGMMF. During the reporting period, the Manager waived fees and/or reimbursed the Fund $135,528 for IGMMF management fees. This fee waiver and/or expense reimbursement may not be amended or withdrawn for one year from the date of the Fund’s prospectus, unless approved by the Board.

Cross-Trades. The Fund is permitted to purchase and sell securities from and to other Funds managed by the Manager (“cross-trade”) pursuant to “Cross-Trading” Procedures adopted by the Fund’s Board of Trustees. These procedures are designed to ensure that any cross-trade of securities between Funds or between a Fund and another account or private fund that is an affiliate of the Fund solely by virtue of having a common investment adviser, common trustee/ director or common officer complies with Rule 17a-7 under the 1940 Act. Further, as defined under these procedures, each cross-trade is effected at the current market price.

During the period, the Fund had $165,272,085 in purchases and $37,170,960 in sales considered cross-trades, resulting in $2,056,019 of realized gain/(loss).

10. Borrowings and Other Financing

Joint Credit Facility. A number of mutual funds managed by the Manager participate in a $1.875 billion revolving credit facility (the “Facility”) intended to provide short-term financing, if necessary, subject to certain restrictions in connection with atypical redemption activity. Expenses and fees related to the Facility are paid by the participating funds and are disclosed separately or as other expenses on the Consolidated Statement of Operations. The Fund did not utilize the Facility during the reporting period.

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PORTFOLIO PROXY VOTING POLICIES AND GUIDELINES;

UPDATES TO STATEMENT OF INVESTMENTS Unaudited

The Fund has adopted Portfolio Proxy Voting Policies and Guidelines under which the Fund votes proxies relating to securities (“portfolio proxies”) held by the Fund. A description of the Fund’s Portfolio Proxy Voting Policies and Guidelines is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), (ii) on the Fund’s website at www.oppenheimerfunds.com, and (iii) on the SEC’s website at www.sec.gov. In addition, the Fund is required to file Form N-PX, with its complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Fund’s voting record is available (i) without charge, upon request, by calling the Fund toll-free at 1.800.CALL OPP (225.5677), and (ii) in the Form N-PX filing on the SEC’s website at www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first quarter and the third quarter of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at www.sec.gov. Those forms may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Householding—Delivery of Shareholder Documents

This is to inform you about OppenheimerFunds’ “householding” policy. If more than one member of your household maintains an account in a particular fund, OppenheimerFunds will mail only one copy of the fund’s prospectus (or, if available, the fund’s summary prospectus), annual and semiannual report and privacy policy. The consolidation of these mailings, called householding, benefits your fund through reduced mailing expense, and benefits you by reducing the volume of mail you receive from OppenheimerFunds. Householding does not affect the delivery of your account statements.

Please note that we will continue to household these mailings for as long as you remain an OppenheimerFunds shareholder, unless you request otherwise. If you prefer to receive multiple copies of these materials, please call us at 1.800.CALL-OPP (225-5677). You may also notify us in writing or via email. We will begin sending you individual copies of the prospectus (or, if available, the summary prospectus), reports and privacy policy within 30 days of receiving your request to stop householding.

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OPPENHEIMER INTERNATIONAL BOND FUND

Trustees and Officers	Robert J. Malone, Chairman of the Board of Trustees and Trustee
Andrew J. Donohue, Trustee
Richard F. Grabish, Trustee
Beverly L. Hamilton, Trustee
Victoria J. Herget, Trustee
F. William Marshall, Jr., Trustee
Karen L. Stuckey, Trustee
James D. Vaughn, Trustee
Arthur P. Steinmetz, Trustee, President and Principal Executive Officer
Hemant Baijal, Vice President
Chris Kelly, Vice President
Wim Vandenhoeck, Vice President
Cynthia Lo Bessette, Secretary and Chief Legal Officer
Jennifer Foxson, Vice President and Chief Business Officer
Mary Ann Picciotto, Chief Compliance Officer and Chief Anti-Money
Laundering Officer
Brian S. Petersen, Treasurer and Principal Financial & Accounting Officer

Manager	OFI Global Asset Management, Inc.

Sub-Adviser	OppenheimerFunds, Inc.

Distributor	OppenheimerFunds Distributor, Inc.

Transfer and Shareholder	OFI Global Asset Management, Inc.
Servicing Agent

Sub-Transfer Agent	Shareholder Services, Inc.
DBA OppenheimerFunds Services

Independent Registered	KPMG LLP
Public Accounting Firm

Legal Counsel	Ropes & Gray LLP

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent registered public accounting firm.

©2018 OppenheimerFunds, Inc. All rights reserved.

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PRIVACY NOTICE

As an Oppenheimer fund shareholder, you are entitled to know how we protect your personal information and how we limit its disclosure.

Information Sources

We obtain non-public personal information about our shareholders from the following sources:

●	Applications or other forms.
●	When you create a user ID and password for online account access.
●	When you enroll in eDocs Direct,SM our electronic document delivery service.
●	Your transactions with us, our affiliates or others.
●	Technologies on our website, including: “cookies” and web beacons, which are used to collect data on the pages you visit and the features you use.

If you visit oppenheimerfunds.com and do not log on to the secure account information areas, we do not obtain any personal information about you. When you do log on to a secure area, we do obtain your user ID and password to identify you. We also use this information to provide you with products and services you have requested, to inform you about products and services that you may be interested in and assist you in other ways.

We do not collect personal information through our website unless you willingly provide it to us, either directly by email or in those areas of the website that request information. In order to update your personal information (including your mailing address, email address and phone number) you must first log on and visit your user profile.

If you have set your browser to warn you before accepting cookies, you will receive the warning message with each cookie. You can refuse cookies by turning them off in your browser. However, doing so may limit your access to certain sections of our website.

We use cookies to help us improve and manage our website. For example, cookies help us recognize new versus repeat visitors to the site, track the pages visited, and enable some special features on the website. This data helps us provide better service for our website visitors.

Protection of Information

We do not disclose any non-public personal information (such as names on a customer list) about current or former customers to anyone, except as permitted by law.

Disclosure of Information

Copies of confirmations, account statements and other documents reporting activity in your fund accounts are made available to your financial advisor (as designated by you). We may also use details about you and your investments to help us, our financial service affiliates, or firms that jointly market their financial products and services with ours, to better serve your investment needs or suggest educational material that may be of interest to you. If this requires us to provide you with an opportunity to “opt in” or “opt out” of such information sharing with a firm not affiliated with us, you will receive notification on how to do so, before any such sharing takes place.

Right of Refusal

We will not disclose your personal information to unaffiliated third parties (except as permitted by law), unless we first offer you a reasonable opportunity to refuse or “opt out” of such disclosure.

96        OPPENHEIMER INTERNATIONAL BOND FUND

Internet Security and Encryption

In general, the email services provided by our website are encrypted and provide a secure and private means of communication with us. To protect your own privacy, confidential and/ or personal information should only be communicated via email when you are advised that you are using a secure website.

As a security measure, we do not include personal or account information in non-secure emails, and we advise you not to send such information to us in non-secure emails. Instead, you may take advantage of the secure features of our website to encrypt your email correspondence. To do this, you will need to use a browser that supports Secure Sockets Layer (SSL) protocol.

●	All transactions conducted via our websites, including redemptions, exchanges and purchases, are secured by the highest encryption standards available. SSL is used to establish a secure connection between your PC and OppenheimerFunds’ server. It transmits information in an encrypted and scrambled format.
●	Encryption is achieved through an electronic scrambling technology that uses a “key” to code and then decode the data. Encryption acts like the cable converter box you may have on your television set. It scrambles data with a secret code so that no one can make sense of it while it is being transmitted. When the data reaches its destination, the same software unscrambles the data.
●	You can exit the secure area by closing your browser or, for added security, you can use the Log Out button before you close your browser.

Other Security Measures

We maintain physical, electronic and procedural safeguards to protect your personal account information. Our employees and agents have access to that information only so that they may offer you products or provide services, for example, when responding to your account questions.

How You Can Help

You can also do your part to keep your account information private and to prevent unauthorized transactions. If you obtain a user ID and password for your account, safeguard that information. Strengthening your online credentials–your online security profile–typically your user name, password, and security questions and answers, can be one of your most important lines of defense on the

Internet. For additional information on how you can help prevent identity theft, visit https://www. oppenheimerfunds.com/security.

Who We Are

This joint notice describes the privacy policies of the Oppenheimer funds, OppenheimerFunds, Inc., each of its investment adviser subsidiaries, OppenheimerFunds Distributor, Inc. and OFI Global Trust Co. It applies to all Oppenheimer fund accounts you presently have, or may open in the future, using your Social Security number—whether or not you remain a shareholder of our funds. This notice was last updated as of November 2017. In the event it is updated or changed, we will post an updated notice on our website at oppenheimerfunds.com. If you have any questions about this privacy policy, email us by clicking on the Contact Us section of our website at oppenheimerfunds.com, write to us at P.O. Box 5270, Denver, CO 80217-5270, or call us at 800 CALL OPP (225 5677).

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Visit us at oppenheimerfunds.com for 24-hr access to account information and transactions or call us at 800.CALL OPP (800.225.5677) for 24-hr automated information and automated transactions. Representatives also available Mon–Fri 8am-8pm ET.

Visit Us oppenheimerfunds.com Call Us 800 225 5677 Follow Us

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc.

225 Liberty Street, New York, NY 10281-1008

© 2018 OppenheimerFunds Distributor, Inc. All rights reserved.

RS0880.001.0318 May 25, 2018

Item 2. Code of Ethics.

Not applicable to semiannual reports.

Item 3. Audit Committee Financial Expert.

Not applicable to semiannual reports.

Item 4. Principal Accountant Fees and Services.

Not applicable to semiannual reports.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments.

a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

The Fund’s Governance Committee Provisions with Respect to Nominations of Directors/Trustees to the Respective Boards

None

Item 11. Controls and Procedures.

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 3/31/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

There have been no changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)        (1) Exhibit attached hereto.

(2) Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer International Bond Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer
Date:	5/18/2018
By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer
Date:	5/18/2018